EXECUTION COPY


==============================================================================


                                    INDENTURE


                                     between


                       KEYCORP STUDENT LOAN TRUST 1999-B,
                                    as Issuer


                                       and


                             BANKERS TRUST COMPANY,
                       not in its individual capacity but
                           solely as Indenture Trustee


                          Dated as of September 1, 1999

===============================================================================

                                TABLE OF CONTENTS

                                                                           Page

                                    ARTICLE I

                              DEFINITIONS AND USAGE

SECTION 1.01.  Definitions and Usage.........................................2
SECTION 1.02.  Incorporation by Reference of Trust Indenture Act.............2

                                   ARTICLE II

                                    THE NOTES

SECTION 2.01.  Form..........................................................3
SECTION 2.02.  Execution, Authentication and Delivery........................3
SECTION 2.03.  Temporary Notes...............................................4
SECTION 2.04.  Registration; Registration of Transfer and Exchange...........4
SECTION 2.05.  Mutilated, Destroyed, Lost or Stolen Notes....................5
SECTION 2.06.  Persons Deemed Owner..........................................6
SECTION 2.07.  Payment of Principal and Interest; Defaulted
               Interest; Noteholders' Interest Index Carryover...............7
SECTION 2.08.  Cancellation...................................................8
SECTION 2.09.  Release of Collateral..........................................9
SECTION 2.10.  Book-Entry Notes...............................................9
SECTION 2.11.  Notices to Clearing Agency....................................10
SECTION 2.12.  Definitive Notes..............................................10

                                   ARTICLE III

                                    COVENANTS

SECTION 3.01.   Payment to Noteholders.......................................11
SECTION 3.02.   Maintenance of Office or Agency..............................11
SECTION 3.03.   Money for Payments To Be Held in Trust.......................11
SECTION 3.04.   Existence....................................................13
SECTION 3.05.   Protection of Indenture Trust Estate.........................13
SECTION 3.06.   Opinions as to Indenture Trust Estate........................14
SECTION 3.07.   Performance of Obligations; Master Servicing of Financed
                Student Loans................................................14
SECTION 3.08.   Negative Covenants...........................................17
SECTION 3.09.   Annual Statement as to Compliance............................17
SECTION 3.10.   Issuer May Consolidate, etc., Only on Certain Terms..........18
SECTION 3.11.   Successor or Transferee......................................19
SECTION 3.12.   No Other Business............................................19
SECTION 3.13.   No Borrowing.................................................20
SECTION 3.14.   Obligations of Master Servicer and Administrator.............20
SECTION 3.15.   Guarantees, Loans, Advances and Other Liabilities............20
SECTION 3.16.   Capital Expenditures.........................................20
SECTION 3.17.   Restricted Payments..........................................20
SECTION 3.18.   Notice of Events of Default..................................20
SECTION 3.19.   Further Instruments and Acts.................................21

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

SECTION 4.01.  Satisfaction and Discharge of Indenture.......................21
SECTION 4.02.  Application of Trust Money....................................22
SECTION 4.03.  Repayment of Moneys Held by Paying Agent......................22
SECTION 4.04.  Auction of Financed Student Loans.............................23

                                    ARTICLE V

                                    REMEDIES

SECTION 5.01.  Events of Default.............................................23
SECTION 5.02.  Acceleration of Maturity; Rescission and Annulment............25
SECTION 5.03.  Collection of Indebtedness and Suits for Enforcement
               by Indenture Trustee..........................................25
SECTION 5.04.  Remedies; Priorities..........................................28
SECTION 5.05.  Optional Preservation of the Financed Student Loans...........32
SECTION 5.06.  Limitation of Suits...........................................32
SECTION 5.07.  Unconditional Rights of Noteholders To Receive Principal
               and Interest..................33
SECTION 5.08.  Restoration of Rights and Remedies............................33
SECTION 5.09.  Rights and Remedies Cumulative................................34
SECTION 5.10.  Delay or Omission Not a Waiver................................34
SECTION 5.11.  Control by Noteholders........................................34
SECTION 5.12.  Waiver of Past Defaults.......................................35
SECTION 5.13.  Undertaking for Costs.........................................35
SECTION 5.14.  Waiver of Stay or Extension Laws..............................35
SECTION 5.15.  Action on Notes...............................................36
SECTION 5.16.  Performance and Enforcement of Certain Obligations............36

                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

SECTION 6.01.  Duties of Indenture Trustee...................................37
SECTION 6.02.  Rights of Indenture Trustee...................................38
SECTION 6.03.  Individual Rights of Indenture Trustee........................39
SECTION 6.04.  Indenture Trustee's Disclaimer................................39
SECTION 6.05.  Notice of Defaults............................................39
SECTION 6.06.  Reports by Indenture Trustee to Noteholders...................39
SECTION 6.07.  Compensation and Indemnity....................................40
SECTION 6.08.  Replacement of Indenture Trustee..............................40
SECTION 6.09.  Successor Indenture Trustee by Merger.........................41
SECTION 6.10.  Appointment of Co-Trustee or Separate Trustee.................42
SECTION 6.11.  Eligibility; Disqualification.................................43
SECTION 6.12.  Preferential Collection of Claims Against Issuer..............43

                                   ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

SECTION 7.01.  Issuer To Furnish Indenture Trustee Names and
               Addresses of Noteholders......................................43
SECTION 7.02.  Preservation of Information; Communications to Noteholders....44
SECTION 7.03.  Reports by Issuer.............................................44

                                  ARTICLE VIII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

SECTION 8.01.  Collection of Money...........................................45
SECTION 8.02.  Trust Accounts................................................45
SECTION 8.03.  General Provisions Regarding Accounts.........................47
SECTION 8.04.  Release of Indenture Trust Estate.............................47
SECTION 8.05.  Opinion of Counsel............................................48

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

SECTION 9.01.  Supplemental Indentures Without Consent of Noteholders........48
SECTION 9.02.  Supplemental Indentures with Consent of Noteholders...........49
SECTION 9.03.  Execution of Supplemental Indentures..........................51
SECTION 9.04.  Effect of Supplemental Indenture..............................51
SECTION 9.05.  Conformity with Trust Indenture Act...........................51
SECTION 9.06.  Reference in Notes to Supplemental Indentures.................51

                                    ARTICLE X

                               REDEMPTION OF NOTES

SECTION 10.01. Redemption....................................................52
SECTION 10.02. Form of Redemption Notice.....................................53
SECTION 10.03. Notes Payable on Redemption Date..............................53

                                   ARTICLE XI

                                  MISCELLANEOUS

SECTION 11.01. Compliance Certificates and Opinions, etc.....................54
SECTION 11.02. Form of Documents Delivered to Indenture Trustee..............56
SECTION 11.03. Acts of Noteholders...........................................56
SECTION 11.04. Notices, etc., to Indenture Trustee, Issuer and
               Rating Agencies...............................................57
SECTION 11.05. Notices to Noteholders; Waiver................................58
SECTION 11.06. Alternate Payment and Notice Provisions.......................58
SECTION 11.07. Conflict with Trust Indenture Act.............................58
SECTION 11.08. Effect of Headings and Table of Contents......................59
SECTION 11.09. Successors and Assigns........................................59
SECTION 11.10. Separability..................................................59
SECTION 11.11. Benefits of Indenture.........................................59
SECTION 11.12. Legal Holidays................................................59
SECTION 11.13. Governing Law.................................................59
SECTION 11.14. Counterparts..................................................59
SECTION 11.15. Recording of Indenture........................................60
SECTION 11.16. Trust Obligations.............................................60
SECTION 11.17. No Petition...................................................60
SECTION 11.18. Inspection....................................................60


APPENDIX A            Definitions and Usage

SCHEDULE A            Schedule of Initial Financed Student Loans
SCHEDULE B            Schedule of Additional Student Loans
SCHEDULE C            Location of Financed Student Loan Files

EXHIBIT A-1           Form of Class A-1 Note
EXHIBIT A-2           Form of Class A-2 Note
EXHIBIT A-3           Form of Class M Note
EXHIBIT B             Form of Note Depository Agreement

                         INDENTURE dated as of September 1, 1999, between KEYCORP STUDENT LOAN TRUST 1999-B, a New York trust (the "Issuer"), and BANKERS TRUST COMPANY, a New York banking corporation, as trustee and not in its individual capacity (the "Indenture Trustee").

          Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the holders of the Issuer's Floating Rate Class A-1 Asset Backed Notes (the "Class A-1 Notes"), Floating Rate Class A-2 Asset Backed Notes (the "Class A-2 Notes" and together with the Class A-1 Notes, the "Class A Notes"), and the Floating Rate Class M Asset Backed Notes (the "Class M Notes", and together with the Class A Notes, the "Notes"):

                                 GRANTING CLAUSE

          The Issuer (and, with respect to the Financed Student Loans, the Eligible Lender Trustee on behalf of the Issuer) hereby Grants to the Indenture Trustee at the Closing Date, as trustee for the benefit of the holders of the Notes, all the Issuer's right, title and interest in and to the following:

          (a) the Financed Student Loans, and all obligations of the Obligors thereunder including all moneys paid thereunder on or after the Cutoff Date (or, in the case of Additional Student Loans, on or after the related Subsequent Cutoff Date);

          (b) the Sale and Servicing Agreement, including the right of the Issuer to cause the Seller to repurchase or the Master Servicer to purchase, Financed Student Loans from the Issuer under circumstances described therein and including the Assigned Rights;

          (c) each Guarantee Agreement, including the right of the Issuer to cause the related Guarantor to make Guarantee Payments in respect of the Financed Student Loans;

          (d) all funds on deposit from time to time in the Trust Accounts, including the Reserve Account Initial Deposit and the Pre-Funded Amount;

          (e) the Cap Agreement and all payments made by the Cap Provider thereunder in respect of the Class A-1 Cap Payment, Class A-2 Cap Payment and Class M Cap Payment; and

          (f) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Collateral").

          The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

          The Indenture Trustee, as Indenture Trustee on behalf of the holders of the Notes, acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the holders of the Notes may be adequately and effectively protected.

                                    ARTICLE I

                              DEFINITIONS AND USAGE

          SECTION 1.01. DEFINITIONS AND USAGE. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not defined herein are defined in Appendix A hereto, which also contains rules as to usage that shall be applicable herein.

          SECTION 1.02. INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

          "Commission" means the Securities and Exchange Commission.

          "indenture securities" means the Notes.

          "indenture security holder" means a holder of the Notes.

          "indenture to be qualified" means this Indenture.

          "indenture trustee" or "institutional trustee" means the Indenture Trustee.

          "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

          All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

                                   ARTICLE II

                                    THE NOTES

          SECTION 2.01. FORM. The Class A-1 Notes, Class A-2 Notes and the Class M Notes, together with the Indenture Trustee's certificate of authentication, shall be in substantially the forms set forth in Exhibits A-1, A-2 and A-3, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing the Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

          The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

          Each Note shall be dated the date of its authentication. The terms of the Class A-1 Notes, the Class A-2 Notes and the Class M Notes set forth in Exhibits A-1, A-2 and A-3 are part of the terms of this Indenture.

          SECTION 2.02. EXECUTION, AUTHENTICATION AND DELIVERY. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

          Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

          The Indenture Trustee shall upon Issuer Order authenticate and deliver Notes for original issue in an aggregate principal amount of $280,000,000, with respect to the Class A-1 Notes , $625,000,000, with respect to the Class A-2 Notes, and $30,000,000 with respect to the Class M Notes, except as provided in
Section 2.05.

          Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes in the minimum denomination of $1,000 and in integral multiples of $1,000 in excess thereof.

          No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

          SECTION 2.03. TEMPORARY NOTES. Pending the preparation of Definitive Notes, the Issuer may execute, and upon receipt of an Issuer Order the Indenture Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

          If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.02, without charge to the holder of the Notes. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

          SECTION 2.04. REGISTRATION; REGISTRATION OF TRANSFER AND EXCHANGE. The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee shall be "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

          If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the holders of the Notes and the principal amounts and number of such Notes.

          Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.02, if the requirements of Section 8-401(1) of the UCC are met, the Issuer shall execute, and the Indenture Trustee shall authenticate and the holder of the Notes shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes in any authorized denominations and a like aggregate principal amount.

          At the option of the holder of the Notes, Notes may be exchanged for other Notes in any authorized denominations, a like class and a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, if the requirements of Section 8-401(1) of the UCC are met, the Issuer shall execute, and the Indenture Trustee shall authenticate and the holder of the Notes shall obtain from the Indenture Trustee, the Notes which the holder of the Notes making the exchange is entitled to receive.

          All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

          The Issuer initially appoints The Depository Trust Company ("DTC") to act as depositary (the "Depositary") with respect to the each Class of the Notes.

          The Issuer initially appoints the Indenture Trustee to act as custodian with respect to the Notes.

          Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by the holder of the Notes thereof or such holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.

          No service charge shall be made to a holder of the Notes for any registration of transfer or exchange of Notes, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.03 or 9.06 not involving any transfer.

          The preceding provisions of this Section notwithstanding, the Issuer shall not be required to make and the Note Registrar need not register transfers or exchanges of Notes selected for redemption or of any Note for a period of 15 days preceding the due date for any payment with respect to the Note.

          SECTION 2.05. MUTILATED, DESTROYED, LOST OR STOLEN NOTES. If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; PROVIDED, HOWEVER, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within 15 days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

          Upon the issuance of any replacement Note under this Section, the Issuer may require the payment by the holder of the Notes thereof of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

          Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

          SECTION 2.06. PERSONS DEEMED OWNER. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of, interest (and any Noteholders' Interest Index Carryover and payments made under the Cap Agreement with respect to such Class of Notes), if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

          SECTION 2.07. PAYMENT OF PRINCIPAL AND INTEREST; DEFAULTED INTEREST; NOTEHOLDERS' INTEREST INDEX CARRYOVER. (a) The Class A-1 Notes, the Class A-2 Notes and Class M Notes shall accrue interest as provided in the forms of the Class A-1 Note, the Class A-2 Note and the Class M Note set forth in Exhibits A-1, A-2 and A-3 respectively, and such interest shall be payable on each Distribution Date as specified therein, subject to Section 3.01; provided, however, that on any Distribution Date on which a Class M Interest Subordination Event exists, the amount of interest due and payable on the Class M Notes on such Distribution Date will be reduced by the amount of such interest applied to the Noteholders' Priority Principal Distribution Amount on such Distribution Date and the amount so deferred will be payable, together with interest thereon, on the first Distribution Date on which a Class M Interest Subordination Event no longer exists. Any installment of interest (and any Noteholders' Interest Index Carryover with respect to each Class of Notes) or principal, if any, payable on any Note which is punctually paid or duly provided for by the Issuer on the applicable Distribution Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date by check mailed first-class, postage prepaid to such Person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.12, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Distribution Date or on the applicable Note Final Maturity Date which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.03.

          (b) The principal of each Note shall be payable in installments on each Distribution Date as provided in the form of the Class A-1 Note, the Class A-2 Note and the Class M Note set forth in Exhibits A-1, A-2 and A-3, respectively, to the extent the amount of funds required and available to be distributed in respect of principal on such Class of Notes pursuant to the Sale and Servicing Agreement; PROVIDED, HOWEVER, the entire unpaid principal amount of each Class of Notes shall be due and payable on its Final Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee or the Controlling Noteholders representing not less than a majority of the Outstanding Amount of the Controlling Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.02. All principal payments on each Class of Notes shall be made pro rata to the holders of such Class of Notes entitled thereto. The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Distribution Date on which the Issuer expects that the final installment of principal of and interest (and any Noteholders' Interest Index Carryover with respect to such Class of Notes) on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Distribution Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to the holders of the Notes as provided in Section 10.02.

          (c) If the Issuer defaults in a payment of interest on the Notes, the Issuer shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) at the applicable Note Interest Rate in any lawful manner. The Issuer may pay such defaulted interest to the persons who are holders of the Notes on a subsequent special record date, which date shall be at least five Business Days prior to the payment date. The Issuer shall fix or cause to be fixed any such special record date and payment date, and, at least 15 days before any such special record date, the Issuer shall mail to each holder of the Notes a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

          (d) The Noteholders' Interest Index Carryover with respect to the Class A Notes for each Distribution Date (including all unpaid Noteholders' Interest Index Carryover for such Class A Notes for prior Distribution Dates and interest accrued thereon at the applicable Note Interest Rate for each applicable Interest Period) shall be payable to the Class A Notes, pro rata based on the amount of Noteholders' Interest Index Carryover then owing on each such Class A Notes, on each Distribution Date solely to the extent of funds required and available (including any Class A Cap Funds) to be distributed to the holders of the Class A Notes by the Indenture Trustee pursuant to Section 5.05(c)(x) or 5.06(e) of the Sale and Servicing Agreement. The Noteholders' Interest Index Carryover with respect to the Class M Notes for each Distribution Date (including all unpaid Noteholders' Interest Index Carryover for such Class M Notes for prior Distribution Dates and interest accrued thereon at the applicable Note Interest Rate for each applicable Interest Period) shall be payable to the Class M Notes, on each Distribution Date solely to the extent of funds required and available (including any Class M Cap Funds) to be distributed to the holders of such Class of Notes by the Indenture Trustee pursuant to
Section 5.05(c)(xi) or 5.06(e) of the Sale and Servicing Agreement. Any Noteholders' Interest Index Carryover payable on any Distribution Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the applicable Record Date by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to
Section 2.12, with respect to the Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.03.

          SECTION 2.08. CANCELLATION. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time, unless the Issuer shall direct by an Issuer Order that they be returned to it and so long as such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

          SECTION 2.09. RELEASE OF COLLATERAL. Subject to Section 11.01 and the terms of the Basic Documents, the Indenture Trustee shall release property from the lien of this Indenture only upon receipt of an Issuer Request accompanied by an Officers' Certificate of the Issuer, an Opinion of Counsel and Independent Certificates in accordance with TIA ss. 314(c) and 314(d)(l) or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates.

          SECTION 2.10. BOOK-ENTRY NOTES. The Notes, upon original issuance, will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Issuer. Such Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner will receive a Definitive Note (as defined below) representing such Note Owner's interest in such Note, except as provided in Section 2.12. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Note Owners pursuant to Section 2.12:

          (i) the provisions of this Section shall be in full force and effect;

          (ii) the Note Registrar and the Indenture Trustee may deal with the Clearing Agency for all purposes (including the payment of principal of and interest and other amounts on the Notes) as the authorized representative of the Note Owners;

          (iii) to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

          (iv) the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants pursuant to the Note Depository Agreements. Unless and until Definitive Notes are issued pursuant to Section 2.12, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest and other amounts on the Notes to such Clearing Agency Participants; and

          (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of the holders of the Notes evidencing a specified percentage of the Outstanding Amount of the Notes, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

          SECTION 2.11. NOTICES TO CLEARING AGENCY. Whenever a notice or other communication to the holders of the Notes is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 2.12, the Indenture Trustee shall give all such notices and communications specified herein to be given to the holders of the Notes to the Clearing Agency.

          SECTION 2.12. DEFINITIVE NOTES. If (i) the Administrator advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Notes, and the Administrator is unable to locate a qualified successor, (ii) the Administrator at its option advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default, a Master Servicer Default or an Administrator Default, Note Owners representing beneficial interests aggregating at least a majority of the Outstanding Amount of such Class of Notes advise the Clearing Agency (which shall then notify the Indenture Trustee) in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Note Owners of such Class of Notes, then the Indenture Trustee will cause the Clearing Agency to notify all Note Owners of such Class of Notes, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Notes to such Note Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the holders of the Definitive Notes as the Noteholders for such Class of Notes.

                                   ARTICLE III

                                    COVENANTS

          SECTION 3.01. PAYMENT TO NOTEHOLDERS. The Issuer will duly and punctually pay the principal of (subject to the parenthetical in the following sentence), interest, if any, on and any unpaid Noteholders' Interest Index Carryover (but only to the extent provided in Sections 2.07(d) and 8.02(c)) with respect to each Class of Notes in accordance with the terms of such Notes and this Indenture. Without limiting the foregoing, subject to Section 8.02(c), the Issuer will cause to be distributed to the holders of the Class A-1 Notes, to the holders of the Class A-2 Notes and to the holders of the Class M Notes that portion of the amounts on deposit in the Trust Accounts on a Distribution Date (other than any Eligible Investments deposited therein that will mature on the Business Day preceding a subsequent Distribution Date), to which the holders of the Notes are entitled to receive pursuant to the Sale and Servicing Agreement. Amounts properly withheld under the Code by any Person from a payment to any holder of the Notes of interest (including any Noteholders' Interest Index Carryover) and/or principal shall be considered as having been paid by the Issuer to such holder of the Notes for all purposes of this Indenture.

          SECTION 3.02. MAINTENANCE OF OFFICE OR AGENCY. The Issuer will maintain in the Borough of Manhattan, The City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders in respect of the Notes.

          SECTION 3.03. MONEY FOR PAYMENTS TO BE HELD IN TRUST. As provided in
Section 8.02(a) and (b), all payments of amounts due and payable with respect to any Notes that are to be made from amounts distributed from the Collection Account or any other Trust Account pursuant to Section 8.02(c) shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying Agent, and no amounts so distributed from the Collection Account for payments of Notes shall be paid over to the Issuer except as provided in this Section. The Indenture Trustee is hereby appointed as the initial "Paying Agent" hereunder and the Indenture Trustee hereby accepts such appointment.

          On or before the Business Day next preceding each Distribution Date and Redemption Date, the Issuer shall distribute or cause to be distributed to the Indenture Trustee (or any other Paying Agent) an aggregate sum sufficient to pay the amounts then becoming due under the Notes and/or Certificates, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless the Paying Agent is the Indenture Trustee) shall promptly notify the Indenture Trustee of its action or failure so to act.

          The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

          (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

          (ii) give the Indenture Trustee notice of any default by the Issuer of which it has actual knowledge (or any other obligor upon the Notes) in the making of any payment required to be made with respect to the Notes;

          (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

          (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

          (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

          The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the holder of the Notes thereof shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; PROVIDED, HOWEVER, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee shall also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including mailing notice of such repayment to the holders of the Notes whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such holder of the Notes).

          SECTION 3.04. EXISTENCE. The Issuer will keep in full effect its existence, rights and franchises as a trust under the laws of the State of New York (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Indenture Trust Estate.

          SECTION 3.05. PROTECTION OF INDENTURE TRUST ESTATE. The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

          (i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

          (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

          (iii) enforce any of the Collateral; or

          (iv) preserve and defend title to the Indenture Trust Estate and the rights of the Indenture Trustee and the holders of the Notes in such Indenture Trust Estate against the claims of all persons and parties.

The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required to be executed pursuant to this Section.

          SECTION 3.06. OPINIONS AS TO INDENTURE TRUST ESTATE. (a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and security interest of this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

          (b) On or before April 30 in each calendar year, beginning in 2000, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until April 30 in the following calendar year.

          SECTION 3.07. PERFORMANCE OF OBLIGATIONS; MASTER SERVICING OF FINANCED STUDENT LOANS. (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Indenture Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Sale and Servicing Agreement or such other instrument or agreement.

          (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officers' Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Master Servicer and the Administrator to assist the Issuer in performing its duties under this Indenture.

          (c) The Issuer will punctually perform and observe all its obligations and agreements contained in this Indenture, the other Basic Documents and in the instruments and agreements included in the Indenture Trust Estate, including filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Indenture Trustee or the Controlling Noteholders of at least a majority of the Outstanding Amount of the Controlling Notes.

          (d) If the Issuer shall have knowledge of the occurrence of a Master Servicer Default or an Administrator Default under the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee and the Rating Agencies thereof, and shall specify in such notice the action, if any, the Issuer is taking with respect to such default. If a Master Servicer Default shall arise from the failure of the Master Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement, or an Administrator Default shall arise from the failure of the Administrator to perform any of its duties or obligations under the Sale and Servicing Agreement or the Administration Agreement, as the case may be, with respect to the Financed Student Loans, the Issuer shall take all reasonable steps available to it to enforce its rights under the Basic Documents in respect of such failure.

          (e) As promptly as possible after the giving of notice of termination to the Master Servicer of the Master Servicer's rights and powers, or to the Administrator of the Administrator's rights and powers, pursuant to Section 8.01 of the Sale and Servicing Agreement, the Issuer shall appoint a successor master servicer (the "Successor Master Servicer"), or a successor administrator (the "Successor Administrator"), and such Successor Master Servicer or Administrator, as the case may be, shall accept its appointment by a written assumption in a form acceptable to the Indenture Trustee. In the event that a Successor Master Servicer or Administrator has not been appointed and accepted its appointment at the time when the Master Servicer or Administrator, as the case may be, ceases to act as Master Servicer or Administrator, as the case may be, the Indenture Trustee without further action shall automatically be appointed a Successor Master Servicer or Administrator, as the case may be. The Indenture Trustee may resign as the Master Servicer or the Administrator by giving written notice of such resignation to the Issuer and in such event will be released from such duties and obligations, such release not to be effective until the date a new master servicer or a new administrator enters into an agreement with the Issuer as provided below; PROVIDED, HOWEVER, that nothing herein shall require or permit the Indenture Trustee to act as Master Servicer, or otherwise master service Financed Student Loans, in violation of the Higher Education Act. Upon delivery of any such notice to the Issuer, the Issuer shall obtain a new master servicer or a new administrator as a Successor Master Servicer or Administrator under the Sale and Servicing Agreement. Any Successor Master Servicer or Administrator, as the case may be, other than the Indenture Trustee shall (i) be an established institution (A) that satisfies any requirements of the Higher Education Act applicable to servicers and (B) whose regular business includes the servicing or administration of student loans and (ii) enter into a master servicing agreement or an administration agreement with the Issuer having substantially the same provisions as the provisions of the Sale and Servicing Agreement applicable to the predecessor Master Servicer or the provisions of the Sale and Servicing Agreement and the Administration Agreement applicable to the Administrator. If within 30 days after the delivery of the notice referred to above, the Issuer shall not have obtained such a new master servicer or administrator, as the case may be, the Indenture Trustee may appoint, or may petition a court of competent jurisdiction to appoint, a Successor Master Servicer or Administrator; PROVIDED, HOWEVER, that such right to appoint or to petition for the appointment of any such successor shall in no event relieve the Indenture Trustee from any obligations otherwise imposed on it under the Basic Documents until such successor has in fact assumed such appointment. In connection with any such appointment, the Indenture Trustee may make such arrangements for the compensation of such successor as it and such successor shall agree, subject to the limitations set forth below and in the Sale and Servicing Agreement, and in accordance with Section 8.02 of the Sale and Servicing Agreement, the Issuer shall enter into an agreement with such successor for the servicing or administration of the Financed Student Loans (such agreement to be in form and substance satisfactory to the Indenture Trustee). If the Indenture Trustee shall succeed as provided herein to the Master Servicer's duties with respect to Financed Student Loans or the Administrator's duties with respect to the Issuer and the Financed Student Loans, as the case may be, it shall do so in its individual capacity and not in its capacity as Indenture Trustee and, accordingly, the provisions of Article VI hereof shall be inapplicable to the Indenture Trustee in its duties as the successor to the Master Servicer or the Administrator, as the case may be, and the servicing or administration of the Financed Student Loans. In case the Indenture Trustee shall become successor to the Master Servicer or the Administrator, as the case may be, under the Sale and Servicing Agreement, the Indenture Trustee shall be entitled to appoint as Master Servicer or as Administrator, as the case may be, any one of its affiliates or agents, provided that such appointment shall not affect or alter in any way the liability of the Indenture Trustee as a successor for the performance of the duties and obligations of the Master Servicer or the Administrator in accordance with the terms hereof.

          (f) Upon any termination of the Master Servicer's rights and powers pursuant to the Sale and Servicing Agreement, or any termination of the Administrator's rights and powers pursuant to the Sale and Servicing Agreement, as the case may be, the Issuer shall promptly notify the Indenture Trustee. As soon as a Successor Master Servicer or a Successor Administrator is appointed, the Issuer shall notify the Indenture Trustee of such appointment, specifying in such notice the name and address of such Successor Master Servicer or such Successor Administrator.

          (g) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees that it will not, without the prior written consent of the Indenture Trustee or the Controlling Noteholders of at least a majority in Outstanding Amount of the Controlling Notes, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral or the Basic Documents, except to the extent otherwise provided therein, or waive timely performance or observance by the Master Servicer, the Administrator, the Seller, the Issuer or the Eligible Lender Trustee under the Sale and Servicing Agreement; PROVIDED, HOWEVER, that no such amendment shall
(i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, distributions that are required to be made for the benefit of the holders of the Notes, or (ii) reduce the aforesaid percentage of the Notes which are required to consent to any such amendment, without the consent of the holders of all the Outstanding Notes. If any such amendment, modification, supplement or waiver shall be so consented to by the Indenture Trustee or such holders of the Notes, the Issuer agrees, promptly following a request by the Indenture Trustee to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee may deem necessary or appropriate in the circumstances.

          SECTION 3.08. NEGATIVE COVENANTS. So long as any Notes are Outstanding, the Issuer shall not:

          (i) except as expressly permitted by this Indenture or any other Basic Document, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Indenture Trust Estate, unless directed to do so by the Indenture Trustee;

          (ii) claim any credit on, or make any deduction from the principal or interest (including any Noteholders' Interest Index Carryover) payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code or applicable state law) or assert any claim against any present or former holder of the Notes by reason of the payment of the taxes levied or assessed upon any part of the Indenture Trust Estate; or

          (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Indenture Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens and other liens that arise by operation of law, in each case arising solely as a result of an action or omission of the related Obligor, and other than as expressly permitted by the Basic Documents) or (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax or other lien) security interest in the Indenture Trust Estate.

          SECTION 3.09. ANNUAL STATEMENT AS TO COMPLIANCE. The Issuer will deliver to the Indenture Trustee, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year 2000), an Officers' Certificate of the Issuer stating that:

          (i) a review of the activities of the Issuer during such year and of performance under this Indenture has been made under such Authorized Officers' supervision; and

          (ii) to the best of such Authorized Officers' knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officers and the nature and status thereof.

          SECTION 3.10. ISSUER MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS. (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

          (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any State and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of, interest on and any Noteholders' Interest Index Carryover, if any, with respect to all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

          (ii) immediately after giving effect to such transaction, no Default shall have occurred and be continuing;

          (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

          (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse Federal or Pennsylvania state tax consequence to the Issuer, any holder of the Notes or any holder of the Certificates;

          (v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

          (vi) the Issuer shall have delivered to the Indenture Trustee an Officers' Certificate of the Issuer and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

          (b) The Issuer shall not convey or transfer all or substantially all its properties or assets, including those included in the Indenture Trust Estate, to any Person, unless:

          (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any State, (B) expressly assumes, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of, interest on and Noteholders' Interest Index Carryover, if any, with respect to all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agrees by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of holders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agrees to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agrees by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

          (ii) immediately after giving effect to such transaction, no Default shall have occurred and be continuing;

          (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

          (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse Federal or Pennsylvania state tax consequence to the Issuer, any holder of the Notes or any holder of the Certificates;

          (v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

          (vi) the Issuer shall have delivered to the Indenture Trustee an Officers' Certificate of the Issuer and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

          SECTION 3.11. SUCCESSOR OR TRANSFEREE. (a) Upon any consolidation or merger of the Issuer in accordance with Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

          (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.10(b), KeyCorp Student Loan Trust 1999-B will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery by the Issuer of written notice to the Indenture Trustee stating that KeyCorp Student Loan Trust 1999-B is to be so released.

          SECTION 3.12. NO OTHER BUSINESS. The Issuer shall not engage in any business other than financing, purchasing, owning, selling and managing the Financed Student Loans and making Additional Fundings in the manner contemplated by this Indenture and the other Basic Documents and activities incidental thereto.

          SECTION 3.13. NO BORROWING. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes.

          SECTION 3.14. OBLIGATIONS OF MASTER SERVICER AND ADMINISTRATOR. The Issuer shall cause the Master Servicer to comply with Sections 4.08(a), 4.09,
4.10 and 4.11 of the Sale and Servicing Agreement and the Administrator to comply with Sections 4.08(b) and (c), 4.09, 4.10 and 5.07 thereof.

          SECTION 3.15. GUARANTEES, LOANS, ADVANCES AND OTHER LIABILITIES. Except as contemplated by the Sale and Servicing Agreement or this Indenture, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

          SECTION 3.16. CAPITAL EXPENDITURES. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

          SECTION 3.17. RESTRICTED PAYMENTS. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Eligible Lender Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Master Servicer or the Administrator,
(ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; PROVIDED, HOWEVER, that the Issuer may make, or cause to be made, distributions to the Master Servicer, the Eligible Lender Trustee, the Indenture Trustee, the holders of the Certificates, the holders of the Notes, the Administrator and the Seller as contemplated by, and to the extent funds are available for such purpose under, the Sale and Servicing Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture and the other Basic Documents.

          SECTION 3.18. NOTICE OF EVENTS OF DEFAULT. The Issuer shall give the Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder and each default on the part of the Seller of its obligations under the Sale and Servicing Agreement, or the Master Servicer of its obligations under the Sale and Servicing Agreement or the Administrator of its obligations under the Sale and Servicing Agreement or the Administration Agreement. In addition, the Issuer shall deliver to the Indenture Trustee, within five days after the occurrence thereof, written notice in the form of an Officers' Certificate of the Issuer of any event which with the giving of notice and the lapse of time would become an Event of Default under Section 5.01(iii), its status and what action the Issuer is taking or proposes to take with respect thereto.

          SECTION 3.19. FURTHER INSTRUMENTS AND ACTS. Upon request of the Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

          SECTION 4.01. SATISFACTION AND DISCHARGE OF INDENTURE. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of holders of the Notes to receive payments of principal thereof and interest (including any Noteholders' Interest Index Carryover) thereon, (iv) Sections 3.03, 3.04, 3.05, 3.08, 3.10, 3.12 and 3.13, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.07 and the obligations of the Indenture Trustee under Section 4.02) and (vi) the rights of holders of the Notes as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when:

          (A) either

                    (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.05 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation; or

                    (2) all Notes not theretofore delivered to the Indenture Trustee for cancellation

                          (i)  have become due and payable,

                          (ii) will become due and payable at the Class A-1
                    Final Maturity Date, the Class A-2 Final Maturity Date or the Class M Final Maturity Date, as the case may be, within one year, or

                          (iii) are to be called for redemption within one year
                    under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer,

          and the Issuer, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due to the Class A-1 Final Maturity Date, the Class A-2 Final Maturity Date or the Class M Final Maturity Date, as the case may be;

                    (B) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

                    (C) the Issuer has delivered to the Indenture Trustee an Officers' Certificate of the Issuer, an Opinion of Counsel and (if required by the TIA or the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.01(a) and, subject to
          Section 11.02, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

          SECTION 4.02. APPLICATION OF TRUST MONEY. All moneys deposited with the Indenture Trustee pursuant to Section 4.01 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the holders of the particular Notes for the payment or redemption of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest (including any Noteholders' Interest Index Carryover); but such moneys need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.

          SECTION 4.03. REPAYMENT OF MONEYS HELD BY PAYING AGENT. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.03 and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

          SECTION 4.04. AUCTION OF FINANCED STUDENT LOANS. Any Financed Student Loans remaining in the Trust as of the end of the Collection Period immediately preceding the November 2009 Distribution Date will be offered for sale in the aggregate by the Indenture Trustee as either a single pool (a "Single Pool Sale") or in two separate pools (a "Two Pool Sale") as determined by the Administrator in its sole discretion; provided, however, that if a Coordination Agreement requires the offering of the Access Loans to PHEAA, TERI and/or LAI, the Administrator shall instruct the Indenture Trustee, in accordance with
Section 10.06(a) of the Sale and Servicing Agreement, to offer for sale the Financed Student Loans that are Access Loans as a single pool as part of a Two Pool Sale. KeyCorp, its affiliates, and unrelated third parties may offer bids to purchase such Financed Student Loans on such Distribution Date. If at least two bids are received, with respect to a Single Pool Sale, the Indenture Trustee will solicit and resolicit bids from all participating bidders until only one bid remains for such Financed Student Loans or the remaining bidders decline to resubmit bids and, with respect to a Two Pool Sale, if at least two bids are received for either pool of Financed Student Loans, the Indenture Trustee will solicit and resolicit bids from all participating bidders until only one bid remains with respect to each pool of Financed Student Loans, or the remaining bidders decline to resubmit bids. The Indenture Trustee shall, with respect to a Single Pool Sale, accept the highest of such remaining bids from a single bidder if it is equal to or in excess of the Minimum Purchase Amount, and with respect to a Two Pool Sale, accept the highest of such remaining bids for each pool of Financed Student Loans, if the sum of the such two bids is equal to or in excess of the Minimum Purchase Amount. If (i) at least two bids are not received with respect to a Single Pool Sale (or at least two bids for each pool of Financed Student Loans with respect to a Two Pool Sale), or (ii) the highest bid (with respect to a Single Pool Sale) or the combination of the highest two bids (with respect to a Two Pool Sale), as the case may be, after the resolicitation process is completed is not equal to or in excess of the Minimum Purchase Amount, the Indenture Trustee will not consummate such sale. In connection with the determination of the Minimum Purchase Amount, the Indenture Trustee may consult, and, at the direction of the Seller, shall consult, with a financial advisor (which may be the Administrator) to determine if the fair market value of the Financed Student Loans has been offered. The proceeds of any such sale will be applied in the order of priority set forth in Section 5.04(b) of this Indenture. If the sale is not consummated in accordance with the foregoing, the Indenture Trustee may, but shall not be under any obligation to, solicit bids to purchase the Financed Student Loans on future Distribution Dates upon terms similar to those described above.. In addition, notwithstanding anything herein to the contrary, the Indenture Trustee's rights hereunder to sell the Financed Student Loans shall be subject to the provisions of Section 10.06 of the Sale and Servicing Agreement.

                                    ARTICLE V

                                    REMEDIES

          SECTION 5.01. EVENTS OF DEFAULT. "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (i) default in the payment of any interest (including, subject to the limitations of Sections 2.07(d) and 8.02(c), any Noteholders' Interest Index Carryover but excluding any interest on the Class M Notes paid as part of the Noteholders' Priority Principal Distribution Amount on any Distribution Date on which a Class M Interest Subordination Event exists, on any Note when the same becomes due and payable, and such default shall continue for a period of five days (so long as the Class A Notes are outstanding, each holder of any Class M Note or the Note Owner of any such Class M Note, by such holder's acceptance of such Class M Note or beneficial interest therein, as the case may be, shall be deemed to have consented to the delay in payment of interest on such Class M Note and to have waived its right to institute suit for enforcement of any such payment); or

          (ii) default in the payment of the principal of any Note when the same becomes due and payable to the extent funds exist therefor or at maturity thereof; or

          (iii) default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with), or any representation or warranty of the Issuer made in this Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the holders of at least 25% of the Outstanding Amount of the Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of Default hereunder; or

          (iv) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Indenture Trust Estate in an involuntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Indenture Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

          (v) the commencement by the Issuer of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Indenture Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing.

          SECTION 5.02. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT. If an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee or the Controlling Noteholders representing not less than a majority of the Outstanding Amount of the Controlling Notes may declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by holders of the Notes), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

          At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, the Controlling Noteholders representing a majority of the Outstanding Amount of the Controlling Notes, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

          (i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

               (A) all payments of principal of and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

               (B) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

          (ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

          No such rescission shall affect any subsequent default or impair any right consequent thereto.

          SECTION 5.03. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY INDENTURE TRUSTEE. (a) The Issuer covenants that if (i) default is made in the payment of any interest (including, subject to the limitations of Sections 2.07(d) and 8.02(c), any unpaid Noteholders' Interest Index Carryover) on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) default is made in the payment of the principal of or any installment of the principal on its Final Maturity Date or of any Note when the same becomes due and payable in accordance with Section 2.07(b), the Issuer will, upon demand of the Indenture Trustee, pay to it, for the benefit of the holders of the Notes, the whole amount then due and payable on such Notes for principal and interest (and any unpaid Noteholders' Interest Index Carryover) with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest (and any unpaid Noteholders' Interest Index Carryover) at the rate specified in Section 2.07 and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

          (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Notes, wherever situated, the moneys adjudged or decreed to be payable.

          (c) If an Event of Default occurs and is continuing, the Indenture Trustee may, as more particularly provided in Section 5.04, in its discretion, proceed to protect and enforce its rights and the rights of the holders of the Notes, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

          (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Indenture Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

          (i) to file and prove a claim or claims for the whole amount of principal and interest (including any unpaid Noteholders' Interest Index Carryover) owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the holders of the Notes allowed in such Proceedings;

          (ii) unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

          (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the holders of the Notes and of the Indenture Trustee on their behalf; and

          (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the holders of the Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such holders of the Notes to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such holders of the Notes, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

          (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any holder of the Notes any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any holder of the Notes thereof or to authorize the Indenture Trustee to vote in respect of the claim of any holder of the Notes in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

          (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the holders of the Notes.

          (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the holders of the Notes, and it shall not be necessary to make any holder of the Notes a party to any such Proceedings.

          SECTION 5.04. REMEDIES; PRIORITIES. (a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee may do one or more of the following (subject to Section 5.05):

          (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

          (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Indenture Trust Estate;

          (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the holders of the Notes; and

          (iv) sell the Indenture Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

PROVIDED, HOWEVER, that the Indenture Trustee may not sell or otherwise liquidate the Indenture Trust Estate following an Event of Default, other than an Event of Default described in Section 5.01(i) or (ii), unless (i) the holders of all outstanding Notes consent to such sale, (ii) the proceeds of such sale are sufficient to pay in full the principal of and the accrued interest on the outstanding Notes at the date of such sale or (iii) the Indenture Trustee determines that the collections on the Financed Student Loans would not be sufficient on an ongoing basis to make all payments on the Notes as such payments would have become due if such obligations had not been declared due and payable, and the Indenture Trustee obtains the consent of the holders of 66 2/3% of the aggregate principal amount of the Notes then outstanding; provided, further, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, other than an Event of Default described in Section 5.01(i) or (ii) unless (i) the proceeds of the sale or liquidation of the Trust Estate distributable to the holders of the Certificates are sufficient to pay to the holders of the Certificates the outstanding principal balance of the Certificates plus accrued and unpaid return thereon or
(ii) after receipt of notice from the Eligible Lender Trustee that the proceeds of such sale or liquidation distributable to the holders of the Certificates would not be sufficient to pay to the holders of the Certificates the outstanding principal balance of the Certificates plus accrued and unpaid return thereon, the holders of the Certificates of at least a majority of the outstanding principal balance of the Certificates consent thereto. In addition, notwithstanding anything herein to the contrary, the Indenture Trustee's rights hereunder to sell the Financed Student Loans shall be subject to the provisions of Section 10.06 of the Sale and Servicing Agreement.

          (b) If the Indenture Trustee collects any money or property under this
Article V following the occurrence and during the continuation of an Event of Default with respect to Sections 5.01(i), 5.01(ii), 5.01(iv) or 5.01(v) above or following the acceleration of the Notes pursuant to Section 5.02, it shall pay out the money or property in the following order:

          FIRST: to the Indenture Trustee for amounts due under Section 6.07;

          SECOND: pro rata to the Master Servicer for due and unpaid Master Servicing Fees and to the Administrator for due and unpaid Administration Fees;

          THIRD: to the holders of the Class A Notes for amounts due and unpaid on the Class A Notes for interest (other than any Noteholders' Interest Index Carryover), ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A Notes for interest;

          FOURTH: to the holders of the Class A Notes for amounts due and unpaid on the Class A Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A Notes for principal;

          FIFTH: to the holders of the Class M Notes for amounts due and unpaid on the Class M Notes for interest (other than any Noteholders' Interest Index Carryover);

          SIXTH: to the holders of the Class M Notes for amounts due and unpaid on the Class M Notes for principal;

          SEVENTH: to the Issuer for distribution of principal and interest due and unpaid to the holders of the Certificates;

          EIGHTH: to the holders of the Class A Notes for any unpaid Noteholders' Interest Index Carryover with respect to the Class A Notes, ratably, without preference or priority of any kind, according to the amount of Noteholders' Interest Index Carryover attributable to each such Class A Note;

          NINTH: to the holders of the Class M Notes for any unpaid Noteholders' Interest Index Carryover with respect to the Class M Notes;

          TENTH: to the Issuer for distribution to the holders of the Certificates for any unpaid Certificateholders' Interest Index Carryover;

          ELEVENTH: to the Cap Provider all previously unreimbursed Class A-1 Cap Payments, Class A-2 Cap Payments, Class M Cap Payments and Certificate Cap Payments; and

          TWELFTH: to the Issuer, for distribution in accordance with the terms of the Sale and Servicing Agreement.

          The Indenture Trustee may fix a record date and payment date for any payment to the holders of the Notes pursuant to this Section. At least 15 days before such record date, the Issuer shall mail to each holder of the Notes and the Indenture Trustee a notice that states the record date, the payment date and the amount to be paid.

          (c) If the Indenture Trustee collects any money or property under this
Article V following the occurrence and during the continuation of an Event of Default, other than with respect to Events of Default under Sections 5.01(i), 5.01(ii), 5.01(iv) or 5.01(v) above or following the acceleration of the Notes pursuant to Section 5.02, it shall pay out the money or property in the following order:

          (i) to the Indenture Trustee for amounts due under Section 6.07 of this Indenture;

          (ii) to the Seller, any amounts on deposit in the Collection Account which consist of Guarantee Payments made by TERI in excess of the Maximum TERI Payments Amount;

          (iii) pro rata, from the amount of Available Funds remaining after the application of clauses (i) and (ii), (x) to the Master Servicer, the Master Servicing Fee due with respect to the preceding calendar month and all unpaid Master Servicing Fees from prior months, and (y) to the Administrator, the Administration Fee and all unpaid Administration Fees from prior Collection Periods;

          (iv) to the holders of the Class A Notes, from the amount of Available Funds remaining after the application of clauses (i), (ii) and (iii), the Noteholders' Interest Distribution Amount for the Class A-1 Notes and Class A-2 Notes pursuant to Section 8.02(c) of this Indenture;

          (v) to the holders of the Class M Notes, from the amount of Available Funds remaining after the application of clauses (i) through (iv), the Noteholders' Interest Distribution Amount for the Class M Notes pursuant to
     Section 8.02(c) of this Indenture;

          (vi) to the Issuer, from the amount of Available Funds remaining after the application of clauses (i) through (v), the amount of the Certificateholders' Interest Distribution Amount;

          (vii) to the Reserve Account from the amount of Available Funds remaining after the application of clauses (i) through (vi), an amount, up to the amount, if any, necessary to reinstate the balance of the Reserve Account up to the Specified Reserve Account Balance;

          (viii) to the holders of the Notes, from the amount of Available Funds remaining after the application of clauses (i) through (vii), the Noteholders' Principal Distribution Amount to be allocated pursuant to
     Section 8.02(c)(iii) of this Indenture;

          (ix) on the Distribution Date on which the last outstanding Class of Notes is paid in full, to the Issuer, from the amount of Available Funds remaining after the application of clauses (i) through (viii), the amount of the Certificateholders' Principal Distribution Amount;

          (x) to the holders of the Class A Notes on a pro rata basis, based on the amount of Noteholders' Interest Index Carryover owing on each class of Class A Notes, from (1) the amount of Available Funds remaining after the application of clauses (i) through (ix) and (2) the Class A Cap Funds, if any, the aggregate unpaid amount of Noteholders' Interest Index Carryover, if any, with respect to the Class A Notes;

          (xi) to the holders of the Class M Notes, from (1) the amount of Available Funds remaining after application of clauses (i) through (x), and
     (2) the Class M Cap Funds, if any, the aggregate amount of Noteholders' Interest Index Carryover, if any, with respect to the Class M Notes;

          (xii) to the Issuer, from (1) the amount of Available Funds remaining after the application of clauses (i) through (xi) and (2) the Certificate Cap Funds, the aggregate unpaid amount of the Certificateholders' Interest Index Carryover, if any;

          (xiii) to the Cap Provider, an amount sufficient to reimburse the Cap Provider for all previous Class A-1 Cap Payments, Class A-2 Cap Payments, Class M Cap Payments and Certificate Cap Payments made by the Cap Provider under the Cap Agreement and not previously reimbursed pursuant to this clause (xiii); and

          (xiv) to or upon the order of the Seller, the amount of Available Funds remaining after the application of clauses (i) through (xiii).

          Notwithstanding anything to the contrary contained in this Section 5.04(c), (1) on the second consecutive Distribution Date that the outstanding principal balance of the Notes (after giving effect to any amounts to be distributed to the holders of the Notes pursuant to Section 5.04(c) (viii) above) is in excess of the Note Collateralization Amount, the holders of the Notes shall receive the Noteholders' Priority Principal Distribution Amount in the order of priority specified in Section 8.02(c) of this Indenture prior to any distribution to the Issuer of the amount equal to of the Certificateholders' Interest Distribution Amount on such Distribution Date pursuant to Section 5.04(c) (vi) above or (2) on the second consecutive Distribution Date that the outstanding principal balance of the Class A Notes (after giving effect to any amounts to be distributed to the holders of the Class A Notes pursuant to
Section 5.04(c)(vii) above) is in excess of the Note Collateralization Amount, the holders of the Class A Notes shall receive the Noteholders' Priority Principal Distribution Amount in the order of priority specified in Section 8.02(c) of this Indenture prior to any payment to the holders of the Class M Notes of the Noteholders' Interest Distribution Amount for the Class M Notes on such Distribution Date pursuant to Section 5.04(c)(v) above. In the event that any Class of Notes receives a payment in respect of the Noteholders' Priority Distribution Amount, the Administrator, on behalf of the Trust, shall give notice to each Rating Agency of such payment.

          The Indenture Trustee may fix a record date and payment date for any payment to the holders of the Notes pursuant to this Section. At least 15 days before such record date, the Issuer shall mail to each holder of the Notes and the Indenture Trustee a notice that states the record date, the payment date and the amount to be paid.

          (d) If the Indenture Trustee, in compliance with Section 5.04(a), (b) or (c) is deemed to have a conflict of interest under the TIA and is required to resign as Indenture Trustee hereunder, the Indenture Trustee, pursuant to
Section 6.10, may appoint one or more indenture trustees to act separately hereunder for each Class of Notes (in the case of the Class A Notes, such indenture trustee shall act for all Class A Notes as if they comprised a single Class). In the event separate indenture trustees are appointed for one or more Classes of Notes:

          (i) so long as any amounts remain unpaid with respect to the Class A Notes, only the Indenture Trustee for the Class A Noteholders shall be entitled to waive any Event of Default, Master Servicer Default or Administrator Default or exercise any remedies under this Indenture; and

          (ii) after the Class A Notes have been paid in full, the Indenture Trustee for the Class M Noteholders shall be entitled to waive any Event of Default, Master Servicer Default or Administrator Default or exercise any remedies under this Indenture.

          SECTION 5.05. OPTIONAL PRESERVATION OF THE FINANCED STUDENT LOANS. If the Notes have been declared to be due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to maintain possession of the Indenture Trust Estate. It is the desire of the parties hereto and the holders of the Notes that there be at all times sufficient funds for the payment of principal of and interest (including any unpaid Noteholders' Interest Index Carryover) on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Indenture Trust Estate. In determining whether to maintain possession of the Indenture Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Indenture Trust Estate for such purpose.

          SECTION 5.06. LIMITATION OF SUITS. No holder of the Notes shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (i) such holder of the Notes has previously given written notice to the Indenture Trustee of a continuing Event of Default;

          (ii) the holders of not less than 25% of the Outstanding Amount of the Notes in the aggregate have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

          (iii) such holder of the Notes have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

          (iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceeding; and

          (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the holders of a majority of the Outstanding Amount of the Controlling Notes;

it being understood and intended that no one or more holders of the Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other holders of the Notes or to obtain or to seek to obtain priority or preference over any other holders of the Notes or to enforce any right under this Indenture, except in the manner herein provided.

          In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Controlling Noteholders, each representing less than a majority of the Outstanding Amount of the Controlling Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

          SECTION 5.07. UNCONDITIONAL RIGHTS OF NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST. Notwithstanding any other provisions in this Indenture, any holder of the Notes shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such holder of the Notes.

          SECTION 5.08. RESTORATION OF RIGHTS AND REMEDIES. If the Indenture Trustee or any holder of the Notes has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such holder of the Notes, then and in every such case the Issuer, the Indenture Trustee and the holders of the Notes shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the holders of the Notes shall continue as though no such Proceeding had been instituted.

          SECTION 5.09. RIGHTS AND REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the holders of the Notes is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 5.10. DELAY OR OMISSION NOT A WAIVER. No delay or omission of the Indenture Trustee or any holder of the Notes to exercise any right or remedy accruing upon any Default shall impair any such right or remedy or constitute a waiver of any such Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the holders of the Notes may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the holders of the Notes, as the case may be.

          SECTION 5.11. CONTROL BY NOTEHOLDERS. The holders of a majority of the Outstanding Amount of the Controlling Notes shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; PROVIDED that

          (i) such direction shall not be in conflict with any rule of law or with this Indenture;

          (ii) subject to the express terms of Section 5.04, any direction to the Indenture Trustee to sell or liquidate the Indenture Trust Estate shall be by the holders of not less than 100% of the Outstanding Amount of the Notes;

          (iii) if the conditions set forth in Section 5.05 have been satisfied and the Indenture Trustee elects to retain the Indenture Trust Estate pursuant to such Section, then any direction to the Indenture Trustee by holders of less than 100% of the Outstanding Amount of the Notes to sell or liquidate the Indenture Trust Estate shall be of no force and effect; and

          (iv) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction;

PROVIDED, HOWEVER, that, subject to Section 6.01, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any holders of the Notes not consenting to such action.

          SECTION 5.12. WAIVER OF PAST DEFAULTS. Prior to the time a judgment or decree for payment of money due has been obtained as described in Section 5.02, the Controlling Noteholders of not less than a majority of the Outstanding Amount of the Controlling Notes may waive any past Default and its consequences except a Default (a) in payment when due of principal of or interest (including, subject to the limitations of Sections 2.07(d) and 8.02(c), any Noteholders' Interest Index Carryover) on any of the Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of each holder of the Notes. In the case of any such waiver, the Issuer, the Indenture Trustee and the holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

          Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

          SECTION 5.13. UNDERTAKING FOR COSTS. All parties to this Indenture agree, and each holder of the Notes by such Noteholder's acceptance of any Note shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any holder of the Notes, or group of holders of the Notes, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Notes or (c) any suit instituted by any holder of the Notes for the enforcement of the payment of principal of or interest (including any unpaid Noteholders' Interest Index Carryover) on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

          SECTION 5.14. WAIVER OF STAY OR EXTENSION LAWS. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

          SECTION 5.15. ACTION ON NOTES. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the holders of the Notes shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Indenture Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with
Section 5.04(b).

          SECTION 5.16. PERFORMANCE AND ENFORCEMENT OF CERTAIN OBLIGATIONS. (a) Promptly following a request from the Indenture Trustee to do so and at the Administrator's expense, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Seller, the Administrator and the Master Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Sale and Servicing Agreement (and with respect to the Administrator only, the Administration Agreement) in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement (and the Administration Agreement) to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Seller, the Administrator or the Master Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller, the Administrator or the Master Servicer of each of their obligations under the Sale and Servicing Agreement (and the Administration Agreement).

          (b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the holders of 66-2/3% of the Outstanding Amount of the Controlling Notes shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller, the Administrator or the Master Servicer under or in connection with the Sale and Servicing Agreement (and the Administration Agreement), including the right or power to take any action to compel or secure performance or observance by the Seller, the Administrator or the Master Servicer of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale and Servicing Agreement (and the Administration Agreement) and any right of the Issuer to take such action shall be suspended.

                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

          SECTION 6.01. DUTIES OF INDENTURE TRUSTEE. (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (b) Except during the continuance of an Event of Default:

          (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

          (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to a Responsible Officer of the Indenture Trustee and conforming to the requirements of this Indenture; PROVIDED, HOWEVER, that the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

          (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (i) this paragraph does not limit the effect of paragraph (b) of this Section;

          (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

          (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.11.

          (d) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to paragraphs (a), (b), (c) and (g) of this Section 6.01.

          (e) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

          (f) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Sale and Servicing Agreement.

          (g) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayments of such funds or adequate indemnity satisfactory to it against any loss, liability or expense is not reasonably assured to it.

          (h) Except as expressly provided in the Basic Documents, the Indenture Trustee shall have no obligation to administer, service or collect the Financed Student Loans or to maintain, monitor or otherwise supervise the administration, servicing or collection of the Financed Student Loans.

          (i) In the event that the Indenture Trustee is the Paying Agent or the Note Registrar, the rights and protections afforded to the Indenture Trustee pursuant to this Indenture shall also be afforded to the Indenture Trustee in its capacity as Paying Agent or Note Registrar.

          (j) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section 6.01.

          (k) Notwithstanding any other provision in this Indenture or the other Basic Documents, nothing in this Indenture or the other Basic Documents shall be construed to limit the legal responsibility of the Indenture Trustee to the U.S. Secretary of Education or a Guarantor for any violations of statutory or regulatory requirements that may occur with respect to loans held by the Indenture Trustee pursuant to, or to otherwise comply with its obligations under, the Higher Education Act or implementing regulations, it being expressly understood that the Indenture Trustee has no obligation or duty pursuant to this Section except in the event of Foreclosure or pursuant to Section 8.02 of the Sale and Servicing Agreement as a successor Master Servicer.

          SECTION 6.02. RIGHTS OF INDENTURE TRUSTEE. (a) The Indenture Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Indenture Trustee need not investigate any fact or matter stated in such document.

          (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officers' Certificate of the Issuer or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

          (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

          (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; PROVIDED, HOWEVER, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

          (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

          (f) In the event that the Person acting as Indenture Trustee is also acting as securities intermediary all the rights, powers, immunities and indemnities afforded to the Indenture Trustee under the Basic Documents shall also be afforded to the securities intermediary.

          SECTION 6.03. INDIVIDUAL RIGHTS OF INDENTURE TRUSTEE. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

          SECTION 6.04. INDENTURE TRUSTEE'S DISCLAIMER. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

          SECTION 6.05. NOTICE OF DEFAULTS. If a Default occurs and is continuing and if it is either actually known or written notice of the existence thereof has been delivered to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each holder of the Notes notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of principal of or interest (including any Noteholders' Interest Index Carryover) on any Note (including payments pursuant to the mandatory redemption provisions of such Note), the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of holders of the Notes.

          SECTION 6.06. REPORTS BY INDENTURE TRUSTEE TO NOTEHOLDERS. The Indenture Trustee shall deliver to each holder of the Notes (and to each Person who was a holder of the Notes at any time during the applicable calendar year) such information as may be required to enable such holder to prepare its Federal and state income tax returns. Within 60 days after each December 31 beginning with the December 31 following the date of this Indenture, the Indenture Trustee shall mail to each holder of the Notes a brief report as of such December 31 that complies with TIA ss. 313(a) if required by said section. The Indenture Trustee shall also comply with TIA ss. 313(b). A copy of each such report required pursuant to TIA ss.ss. 313(a) or (b) shall, at the time of such transmission to holders of the Notes, be filed by the Indenture Trustee with the Commission and with each securities exchange, if any, upon which the Notes are listed, provided that the Issuer has previously notified the Indenture Trustee of such listing.

          SECTION 6.07. COMPENSATION AND INDEMNITY. The Issuer shall cause the Administrator to pay to the Indenture Trustee reasonable compensation for its services in accordance with a separate agreement between the Administrator and the Indenture Trustee and shall cause the Administrator to reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it as provided in such separate agreement. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall cause the Administrator to indemnify the Indenture Trustee against any and all loss, liability or expense (including attorneys' fees and expenses) incurred by it in connection with the administration of this trust and the performance of its duties hereunder and under the other Basic Documents. The Indenture Trustee shall notify the Issuer and the Administrator promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer and the Administrator shall not relieve the Issuer or the Administrator of its obligations hereunder and under the other Basic Documents. The Issuer shall cause the Administrator to defend the claim and the Administrator shall not be liable for the legal fees and expenses of the Indenture Trustee after it has assumed such defense; PROVIDED, HOWEVER, that, in the event that there may be a conflict between the positions of the Indenture Trustee and the Administrator in conducting the defense of such claim, the Indenture Trustee shall be entitled to separate counsel the fees and expenses of which shall be paid by the Administrator on behalf of the Issuer. Neither the Issuer nor the Administrator need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

          The Issuer's payment obligations to the Indenture Trustee pursuant to this Section shall survive the discharge of this Indenture or the earlier resignation or removal of the Indenture Trustee. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in Section 5.01(iv) or (v) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or similar law.

          SECTION 6.08. REPLACEMENT OF INDENTURE TRUSTEE. No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.08. The Indenture Trustee may resign at any time by so notifying the Issuer. The Controlling Noteholders of a majority in Outstanding Amount of the Controlling Notes may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee if:

          (i) the Indenture Trustee fails to comply with Section 6.11;

          (ii) an Insolvency Event occurs with respect to the Indenture Trustee;

          (iii) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

          (iv) the Indenture Trustee otherwise becomes incapable of acting.

          If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee.

          A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to the holders of the Notes. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee upon payment of all monies due and owing to the retiring Indenture Trustee.

          If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Controlling Noteholders of a majority in Outstanding Amount of the Controlling Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

          If the Indenture Trustee fails to comply with Section 6.11, any holder of the Notes may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

          Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's and the Administrator's obligations under Section
6.07 shall continue for the benefit of the retiring Indenture Trustee.

          SECTION 6.09. SUCCESSOR INDENTURE TRUSTEE BY MERGER. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11. The Indenture Trustee shall provide the Rating Agencies prior written notice of any such transaction.

          In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

          SECTION 6.10. APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE. (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Indenture Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Indenture Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the holders of the Notes, such title to the Indenture Trust Estate, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to holders of the Notes of the appointment of any co-trustee or separate trustee shall be required under Section 6.08 hereof.

          (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Indenture Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

          (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

          (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

          (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

          (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          SECTION 6.11. ELIGIBILITY; DISQUALIFICATION. The Indenture Trustee shall at all times satisfy the requirements of TIA ss. 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it shall have a long term debt rating of Baa3 or better by Moody's. The Indenture Trustee shall comply with TIA ss. 310(b), including the optional provision permitted by the second sentence of TIA ss. 310(b)(9); PROVIDED, HOWEVER, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met.

          SECTION 6.12. PREFERENTIAL COLLECTION OF CLAIMS AGAINST ISSUER. The Indenture Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated.

                                   ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

          SECTION 7.01. ISSUER TO FURNISH INDENTURE TRUSTEE NAMES AND ADDRESSES OF NOTEHOLDERS. The Issuer will furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after the earlier of (i) each Record Date and (ii) three months after the last Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the holders of the Notes as of such Record Date, (b) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; PROVIDED, HOWEVER, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

          SECTION 7.02. PRESERVATION OF INFORMATION; COMMUNICATIONS TO NOTEHOLDERS. (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the holders of the Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 and the names and addresses of the holders of the Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

          (b) Holders of the Notes may communicate pursuant to TIA ss. 312(b) with other holders of the Notes with respect to their rights under this Indenture or under the Notes. Upon receipt by the Indenture Trustee of any request by a holder of the Notes to receive a copy of the current list of holders of the Notes (whether or not made pursuant to TIA ss. 312(b)), the Indenture Trustee shall promptly notify the Administrator thereof by providing to the Administrator a copy of such request and a copy of the list of holders of the Notes produced in response thereto.

          (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA ss. 312(c).

          (d) The Indenture Trustee shall furnish to the holders of the Notes promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Indenture Trustee under the Basic Documents.

          SECTION 7.03. REPORTS BY ISSUER. (a) The Issuer shall:

          (i) file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

          (ii) file with the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all holders of the Notes described in TIA ss.
     313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.03(a) as may be required by rules and regulations prescribed from time to time by the Commission.

          (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

                                  ARTICLE VIII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

          SECTION 8.01. COLLECTION OF MONEY. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it on behalf of the holders of the Notes pursuant to the Sale and Servicing Agreement as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Indenture Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default under this Indenture and any right to proceed thereafter as provided in
Article V.

          SECTION 8.02. TRUST ACCOUNTS. (a) On or prior to the Closing Date, the Issuer shall cause the Administrator to establish and maintain, in the name of the Indenture Trustee, for the benefit of the holders of the Notes and the holders of the Certificates, the Trust Accounts as provided in Section 5.01 of the Sale and Servicing Agreement.

          (b) On or before the Business Day preceding each Distribution Date, all Available Funds with respect to the preceding Collection Period will be deposited in the Collection Account as provided in Section 5.02 of the Sale and Servicing Agreement. On or before each Distribution Date, the Noteholders' Distribution Amount and any Noteholders' Interest Index Carryover, if any, with respect to the preceding Collection Period will be distributed from the Collection Account and any other Trust Account to the Indenture Trustee (or any other Paying Agent) on behalf of the holders of the Notes as provided in Sections 5.04(c), 5.05 and 5.06 of the Sale and Servicing Agreement.

          (c) On each Distribution Date and Redemption Date, the Indenture Trustee (or any other Paying Agent) shall distribute all amounts received by it on behalf of the holders of the Notes pursuant to paragraph (b) above to the holders of the Notes to the extent of amounts due and unpaid on the Notes for principal, interest and any Noteholders' Interest Index Carryover in the following amounts and in the following order of priority (except as otherwise provided in Section 5.04(b) and 5.04(c)):

          (i) the Noteholders' Interest Distribution Amount with respect to the Class A-1 and Class A-2 Notes, to the holders of the Class A-1 Notes and the holders of the Class A-2 Notes in an amount equal to the accrued and unpaid interest on the Notes; provided that if there are not sufficient funds received to pay the entire amount of accrued and unpaid interest then due on such Notes, the amounts so received shall be applied to the payment of such interest on the Notes on a pro rata basis;

          (ii) with respect to any Distribution Date on which the Class A Notes are entitled to receive the Noteholders' Priority Distribution Amount, the applicable Noteholders' Priority Distribution Amount to the holders of the Class A-1 Notes until the Outstanding Amount of the Class A-1 Notes is reduced to zero, then to the holders of the Class A-2 Notes until the Outstanding Amount of the Class A-2 Notes is reduced to zero;

          (iii) the Noteholders' Interest Distribution Amount with respect to the Class M Notes, to the holders of the Class M Notes in an amount equal to the accrued and unpaid interest on the Class M Notes;

          (iv) the applicable Noteholders' Principal Distribution Amount, to the holders of the Class A-1 Notes until the Outstanding Amount of the Class A-1 Notes is reduced to zero, and then to the holders of the Class A-2 Notes until the Outstanding Amount of the Class A-2 Notes is reduced to zero;

          (v) the applicable Noteholders' Principal Distribution Amount, to the holders of the Class M Notes until the Outstanding Amount of the Class M Notes is reduced to zero; and

          (vi) the applicable Noteholders' Interest Index Carryover with respect to the Class A Notes, if any, to the holders of the Class A-1 Notes and the holders of the Class A-2 Notes; provided that if insufficient funds are received to pay the entire Noteholders' Interest Index Carryover with respect to the Class A Notes then outstanding, the amounts so received shall be applied to the payment of such Noteholders' Interest Index Carryover on a pro rata basis.

          (vii) the applicable Noteholders' Interest Index Carryover with respect to the Class M Notes, if any, to the holders of the Class M Notes.

          SECTION 8.03. GENERAL PROVISIONS REGARDING ACCOUNTS. (a) So long as no Default shall have occurred and be continuing, all or a portion of the funds in the Trust Accounts shall be invested in Eligible Investments and reinvested by the Indenture Trustee upon Issuer Order, subject to the provisions of Section 5.01(b) of the Sale and Servicing Agreement. All income or other gain from investments of moneys deposited in the Trust Accounts shall be deposited by the Indenture Trustee in the Collection Account, and any loss resulting from such investments shall be charged to such Trust Account. The Issuer will not direct the Indenture Trustee to make any investment of any funds or to sell any investment held in any of the Trust Accounts unless the security interest granted and perfected in such account will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the Indenture Trustee to make any such investment or sale, if requested by the Indenture Trustee, the Issuer shall deliver to the Indenture Trustee an Opinion of Counsel, acceptable to the Indenture Trustee, to such effect.

          (b) Subject to Section 6.01(c), the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Indenture Trustee's failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

          (c) If (i) the Issuer shall have failed to give investment directions for any funds on deposit in the Trust Accounts to the Indenture Trustee by 10:00 a.m. Eastern Time (or such other time as may be agreed by the Issuer and Indenture Trustee) on any Business Day; or (ii) a Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable pursuant to Section 5.02, or, if such Notes shall have been declared due and payable following an Event of Default, amounts collected or receivable from the Indenture Trust Estate are being applied in accordance with Section 5.05 as if there had not been such a declaration; then the Indenture Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Trust Accounts in one or more Eligible Investments.

          SECTION 8.04. RELEASE OF INDENTURE TRUST ESTATE. (a) Subject to the payment of its fees and expenses pursuant to Section 6.07, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this
Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

          (b) The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due the Indenture Trustee pursuant to Section 6.07 have been paid, release any remaining portion of the Indenture Trust Estate that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.04(b) only upon receipt of an Issuer Request accompanied by an Officers' Certificate of the Issuer, an Opinion of Counsel and (if required by TIA) Independent Certificates in accordance with TIA ss.ss. 314(c) and 314(d)(1) and meeting the applicable requirements of
Section 11.01.

          (c) Each holder of the Notes, by the acceptance of a Note, acknowledges that from time to time during the Funding Period the Indenture Trustee shall release the lien of this Indenture on those Financed Federal Loans to be sold to the Seller and as to which the Seller will simultaneously deposit the aggregate Purchase Amounts thereof into the Escrow Account in accordance with, and subject to the terms and conditions of, Section 2.03 of the Sale and Servicing Agreement, and each holder of the Notes consents to such release.

          SECTION 8.05. OPINION OF COUNSEL. The Indenture Trustee shall receive at least seven days' notice when requested by the Issuer to take any action pursuant to Section 8.04(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require, except in connection with any action contemplated by Section 8.04(c), as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the holders of the Notes in contravention of the provisions of this Indenture; PROVIDED, HOWEVER, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Indenture Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

          SECTION 9.01. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS.
(a) Without the consent of any holders of the Notes but with prior notice to the Rating Agencies, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

          (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

          (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

          (iii) to add to the covenants of the Issuer, for the benefit of the holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

          (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

          (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided that such action shall not materially adversely affect the interests of the holders of the Notes;

          (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

          (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar Federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA.

          The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

          (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any of the holders of the Notes but with prior notice to the Rating Agencies, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the holders of the Notes under this Indenture; PROVIDED, HOWEVER, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any holder of the Notes.

          SECTION 9.02. SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS. The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior notice to the Rating Agencies and with the consent of the Controlling Noteholders of not less than a majority of the Outstanding Amount of the Controlling Notes, by Act of such holders of the Controlling Notes delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the holders of the Notes under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Note affected thereby:

          (i) change the date of payment of any installment of principal of or interest (including any unpaid Noteholders' Interest Index Carryover) on any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provisions of this Indenture relating to the application of payments received from the Cap Provider with respect to the Cap Agreement, collections on, or the proceeds of the sale of, the Indenture Trust Estate to payment of principal of or interest (including any unpaid Noteholders' Interest Index Carryover) on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in
     Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

          (ii) reduce the percentage of the Outstanding Amount of the Notes, the consent of the holders of the Notes of which is required for any such supplemental indenture, or the consent of the holders of the Notes of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

          (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

          (iv) reduce the percentage of the Outstanding Amount of the Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Indenture Trust Estate pursuant to Section 5.04;

          (v) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the other Basic Documents cannot be modified or waived without the consent of the holder of each Outstanding Note affected thereby;

          (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest (including any Noteholders' Interest Index Carryover) or principal due on any Note on any Distribution Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the holders of the Notes to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or

          (vii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Indenture Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive any holder of any Note of the security provided by the lien of this Indenture.

          It shall not be necessary for any Act of holders of the Notes under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the holders of the Notes to which such amendment or supplemental indenture relates a notice prepared by the Issuer setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

          SECTION 9.03. EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

          SECTION 9.04. EFFECT OF SUPPLEMENTAL INDENTURE. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

          SECTION 9.05. CONFORMITY WITH TRUST INDENTURE ACT. Every amendment of this Indenture and every supplemental indenture executed pursuant to this
Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

          SECTION 9.06. REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                    ARTICLE X

                               REDEMPTION OF NOTES

          SECTION 10.01. REDEMPTION. (a) (i) In the event that on the Special Determination Date the Subsequent Pool Pre-Funded Amount, after giving effect to the purchase of any Subsequent Pool Student Loans on such date is greater than $10,000,000, each Class of Notes will be redeemed in part, on a pro rata basis based upon the initial principal amount of each such Class, in an aggregate principal amount equal to the Noteholders' Percentage of such Subsequent Pool Pre-Funded Amount on the following Distribution Date. In the event that on the Special Determination Date the Subsequent Pool Pre-Funded Amount, after giving effect to the purchase of any Subsequent Pool Student Loans on such date, is greater than zero but less than or equal to $10,000,000, the Class A-1 Notes will be redeemed in an amount equal to such Subsequent Pool Pre-Funded Amount.

          (ii) In the event that on the Distribution Date on which the Funding Period ends (or on the Distribution Date immediately following the last day of the Funding Period, if the Funding Period does not end on a Distribution Date) any amount remains on deposit in the Pre-Funding Account after giving effect to the making of all Additional Fundings during the Funding Period, including any such Additional Fundings on such Redemption Date, the Class A-1 Notes will be redeemed until the principal amount thereof is reduced to zero, then the Class A-2 Notes will be redeemed in part to the extent of any remaining funds until the principal amount thereof is reduced to zero, and then the Class M Notes will be redeemed in part to the extent of any remaining funds until the principal amount thereof is reduced to zero, in each case on a pro rata basis within each Class, in an aggregate principal amount equal to the amount then on deposit in the Pre-Funding Account.

          (b) In the event that the assets of the Trust are sold pursuant to
Section 9.02 of the Trust Agreement, that portion of the amounts on deposit in the Trust Accounts to be distributed to the holders of the Notes shall be paid to the holders of the Notes up to the Outstanding Amount of the Notes and all accrued and unpaid interest thereon and any accrued and unpaid Noteholders' Interest Index Carryover with respect thereto (but only to the extent provided by Sections 2.07(d) and 8.02(c)). If amounts are to be paid to holders of the Notes pursuant to this Section 10.01(b), the Master Servicer, the Administrator or the Issuer shall, to the extent practicable, furnish notice of such event to the Indenture Trustee not later than 25 days prior to the Redemption Date whereupon all such amounts shall be payable on the Redemption Date.

          SECTION 10.02. FORM OF REDEMPTION NOTICE. Notice of redemption under
Section 10.01 shall be given by the Indenture Trustee by first-class mail, postage prepaid, or by facsimile, mailed or transmitted on or prior to the applicable Redemption Date to each holder of the Notes, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Noteholder's address or facsimile number appearing in the Note Register.

          All notices of redemption shall state:

          (i) the Redemption Date;

          (ii) the Redemption Price; and

          (iii) the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.02).

          Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any holder of any Note shall not impair or affect the validity of the redemption of any other Note.

          SECTION 10.03. NOTES PAYABLE ON REDEMPTION DATE. The Notes or portions thereof to be redeemed shall on the Redemption Date become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.

                                   ARTICLE XI

                                  MISCELLANEOUS

          SECTION 11.01. COMPLIANCE CERTIFICATES AND OPINIONS, ETC. (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officers' Certificate of the Issuer stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

          (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

     (b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in
     Section 11.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officers' Certificate of the Issuer certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

          (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officers' Certificate of the Issuer certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause
     (ii), is 10% or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officers' Certificate is less than $25,000 or less than one percent of the Outstanding Amount of the Notes.

          (iii) Other than any property released as contemplated by clause (v) below, whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officers' Certificate of the Issuer certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

          (iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officers' Certificate of the Issuer certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than property as contemplated by clause (v) below, or securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officers' Certificate is less than $25,000 or less than one percent of the then Outstanding Amount of the Notes.

          (v) Notwithstanding Section 2.09 or any other provision of this Section, the Issuer may, without compliance with the requirements of the other provisions of this Section, (A) collect, liquidate, sell or otherwise dispose of Financed Student Loans as and to the extent permitted or required by the Basic Documents, (B) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Basic Documents and (C) convey to the Seller, in order to allow the Seller to make Consolidation Loans, those specified Financed Student Loans as and to the extent permitted or required by and in accordance with Section 8.04(c) hereof and Section 2.03 of the Sale and Servicing Agreement, so long as the Issuer shall deliver to the Indenture Trustee every six months, commencing March 1, 2000 an Officers' Certificate of the Issuer stating that all the dispositions of Collateral described in clauses (A), (B) or (C) above that occurred during the immediately preceding six calendar months were in the ordinary course of the Issuer's business and that the proceeds thereof were applied in accordance with the Basic Documents.

          SECTION 11.02. FORM OF DOCUMENTS DELIVERED TO INDENTURE TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Master Servicer, the Seller, the Issuer or the Administrator, stating that the information with respect to such factual matters is in the possession of the Master Servicer, the Seller, the Issuer or the Administrator, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

          SECTION 11.03. ACTS OF NOTEHOLDERS. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by holders of the Notes may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such holders of the Notes in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the holders of the Notes signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

          (c) The ownership of Notes shall be proved by the Note Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the holder of any Notes shall bind the holder of every
Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

          SECTION 11.04. NOTICES, ETC., TO INDENTURE TRUSTEE, ISSUER AND RATING AGENCIES. Any request, demand, authorization, direction, notice, consent, waiver or Act of holders of the Notes or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or act of holders of the Notes is to be made upon, given or furnished to or filed with:

          (a) the Indenture Trustee by any holder of the Notes or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office, or

          (b) the Issuer by the Indenture Trustee or by any holder of the Notes shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, to the Issuer addressed to: KeyCorp Student Loan Trust 1999-B, in care of Bank One, National Association, 1 Bank One Plaza, Suite IL1-0126, Chicago, Illinois 60670, Attention: Corporate Trust Administration; with a copy to the Administrator, 800 Superior Avenue, Fourth Floor, Cleveland, Ohio 44114, Attention: KeyCorp Education Resources, KeyCorp Student Loan Trust 1999-B, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer or the Administrator. The Issuer shall promptly transmit any notice received by it from the holders of the Notes to the Indenture Trustee.

          Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Eligible Lender Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested, to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007; (ii) in the case of Standard & Poor's, at the following address: Standard & Poor's Rating Services, 55 Water Street, New York, New York 10041, Attention of Asset Backed Surveillance Department; and (iii) Fitch IBCA, Inc., Municipal Structured Finance Group, One State Street Plaza, New York, New York, 10004; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

          SECTION 11.05. NOTICES TO NOTEHOLDERS; WAIVER. Where this Indenture provides for notice to holders of the Notes of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each holder of the Notes affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to holders of the Notes is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular holder of the Notes shall affect the sufficiency of such notice with respect to other holders of the Notes, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

          Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by holders of the Notes shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

          In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to holders of the Notes when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

          Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default.

          SECTION 11.06. ALTERNATE PAYMENT AND NOTICE PROVISIONS. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any holder of the Notes providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such holder of the Notes, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

          SECTION 11.07. CONFLICT WITH TRUST INDENTURE ACT. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

          The provisions of TIA ss.ss. 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

          SECTION 11.08. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          SECTION 11.09. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind the successors, co-trustees and agents (excluding any legal representatives or accountants) of the Indenture Trustee.

          SECTION 11.10. SEPARABILITY. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 11.11. BENEFITS OF INDENTURE. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the holders of the Notes, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Indenture Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

          SECTION 11.12. LEGAL HOLIDAYS. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

          SECTION 11.13. GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 11.14. COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          SECTION 11.15. RECORDING OF INDENTURE. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the holders of the Notes or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

          SECTION 11.16. TRUST OBLIGATIONS. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Seller, the Administrator, the Master Servicer, the Eligible Lender Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Seller, the Administrator, the Master Servicer, the Indenture Trustee or the Eligible Lender Trustee in its individual capacity or (ii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Seller, the Administrator, the Master Servicer, the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, any holder or owner of a beneficial interest in the Issuer, the Eligible Lender Trustee or the Indenture Trustee or of any successor or assign of the Seller, the Administrator, the Master Servicer, the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Eligible Lender Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Eligible Lender Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI, VII and VIII of the Trust Agreement.

          SECTION 11.17. NO PETITION. The Indenture Trustee, by entering into this Indenture, and each holder of the Notes, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the other Basic Documents.

          SECTION 11.18. INSPECTION. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information obtained from such examination or inspection except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

          IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized and duly attested, all as of the day and year first above written.


                                   KEYCORP STUDENT LOAN TRUST 1999-B,

                                   By:  BANK ONE, NATIONAL ASSOCIATION,
                                        not in its individual capacity but
                                        solely as Eligible Lender Trustee,


                                   By: /s/ Jeffrey L. Kinney
                                      ------------------------------
                                      Name: Jeffrey L. Kinney
                                      Title: Vice President


                                   BANKERS TRUST COMPANY, not in its individual capacity but solely as Indenture Trustee,

                                   By: /s/ Christopher D. Lew
                                      ----------------------------------
                                      Name: Christopher D. Lew
                                      Title: Assistant Treasurer

Acknowledged and accepted as to
the Granting Clause as of the
day and year first above written:

BANK ONE, NATIONAL ASSOCIATION,
not in its individual
capacity but solely as
Eligible Lender Trustee,

By: /s/ Jeffrey L. Kinney
   ------------------------------
   Name: Jeffrey L Kinney
   Title: Vice President

STATE OF NEW YORK      )
                       )  ss.:
COUNTY OF NEW YORK     )


          On the 30th day of September in the year 1999, before me, the undersigned, personally appeared Jeffrey L. Kinney, a Vice President of BANK ONE, NATIONAL ASSOCIATION, as Eligible Lender Trustee of KEYCORP STUDENT LOAN TRUST 1999-B, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 30th day of September, 1999.


                            /s/ Maria K. Montgomery
                           ------------------------------
                             Notary Public in and for
                             the State of New York.


My commission expires:
April 4, 2000

STATE OF NEW YORK,     )
                       )  ss.:
COUNTY OF NEW YORK,    )


          On the 30th day of September in the year 1999, before me, the undersigned, personally appeared Christopher D. Lew, an Assistant Treasurer of BANKERS TRUST COMPANY, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 30th day of September, 1999.


                                         /s/ Maria K. Montgomery
                                        ------------------------------
                                         Notary Public in and for
                                         the State of New York.



My commission expires:
April 4, 2000

STATE OF NEW YORK,  )
                    )  ss.:
COUNTY OF NEW YORK, )


          On the 30th day of September in the year 1999, before me, the undersigned, personally appeared Jeffrey L. Kinney, a Vice President of BANK ONE, NATIONAL ASSOCIATION, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 30th day of September, 1999.


                         /s/ Maria K. Montgomery
                       ------------------------------
                         Notary Public in and for
                         the State of New York.



My commission expires:
April 4, 2000

                                                                  APPENDIX A

              [See Appendix A to the Sale and Servicing Agreement]

                                                                  SCHEDULE A
                                                            TO THE INDENTURE

                                     PART I


SCHEDULE OF INITIAL POOL 1 STUDENT LOANS
Delivered to the Indenture Trustee.



                                     PART II


SCHEDULE OF INITIAL POOL 2 STUDENT LOANS
Delivered to the Indenture Trustee

                                                                   SCHEDULE B
                                                             TO THE INDENTURE

                                     PART I


SCHEDULE OF SUBSEQUENT POOL 1 STUDENT LOANS
Delivered to the Indenture Trustee


                                     PART II


SCHEDULE OF SUBSEQUENT POOL 2 STUDENT LOANS
Delivered to the Indenture Trustee


                                    PART III


SCHEDULE OF OTHER SUBSEQUENT STUDENT LOANS
To be included on Schedule A to each related Transfer Agreement.

                                                                    SCHEDULE C
                                                              TO THE INDENTURE


LOCATION OF FINANCED STUDENT LOAN FILES - PHEAA

Documents relating to the Financed Student Loans being sub-serviced by PHEAA on behalf of the Master Servicer pursuant to the PHEAA Sub-Servicing Agreement (including original notes) are stored at PHEAA's facility at 1200 North 7th Street, Harrisburg, Pennsylvania 17102.


LOCATION OF FINANCED STUDENT LOAN FILES - GREAT LAKES

Documents relating to the Financed Student Loans being sub-serviced by Great Lakes on behalf of the Master Servicer pursuant to the Great Lakes Sub-Servicing Agreement(including original notes) are stored at Great Lakes' facilities at 2401 International Lane, Madison, Wisconsin 53704, and, on behalf of Great Lakes, at the offices of Datakeep Inc., 2538 Daniels Street, Madison, Wisconsin 53718.

                                                                  EXHIBIT A-1
                                                             TO THE INDENTURE

                            [FORM OF CLASS A-1 NOTE]

                       SEE REVERSE FOR CERTAIN DEFINITIONS


          Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer (as defined below) or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

          THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH IN THE INDENTURE AND THE SALE AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. THIS NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.

REGISTERED                                                          CUSIP NO.
$__________ 1/

No.

                        KEYCORP STUDENT LOAN TRUST 1999-B

                   FLOATING RATE CLASS A-1 ASSET BACKED NOTES

          KeyCorp Student Loan Trust 1999-B, a trust organized and existing under the laws of the State of New York (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of DOLLARS no later than on the August 2007 Distribution Date (the "Final Maturity Date").


---------------
1/ Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

          The Issuer will pay interest on this Note at the rate per annum equal to the Note Interest Rate (as defined on the reverse hereof) for the Class A-1 Notes, on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in Section 3.01 of the Indenture. Interest on this Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from the Closing Date). Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

          The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

          Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile, as of the date set forth below.


                              KEYCORP STUDENT LOAN TRUST 1999-B

                              By: BANK ONE, NATIONAL ASSOCIATION, not in its individual capacity but solely as Eligible Lender Trustee under the Trust Agreement,


                              By:
                                 --------------------------------
                                     Authorized Signatory



Date: September 30, 1999

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


          This is one of the Notes designated above and referred to in the within-mentioned Indenture.


                              BANKERS TRUST COMPANY, not in its individual capacity but solely as Indenture Trustee,


                              By:
                                 ---------------------------
                                    Authorized Signatory


Date:  September 30, 1999

                                [REVERSE OF NOTE]

          This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Floating Rate Class A-1 Asset Backed Notes (herein called the "Class A-1 Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the holders of the Notes. The Class A-1 Notes are subject to all terms of the Indenture. Capitalized but undefined terms shall have the meanings set forth in the Indenture dated as of September 1, 1999 between KeyCorp Student Loan Trust 1999-B and Bankers Trust Company as Trustee including Appendix A to the Indenture.

          The Class A-1 Notes and the Issuer's Floating Rate Class A-2 Asset Backed Notes (the "Class A-2 Notes" and together with the Class A-1 Notes, the "Class A Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The rights of the Issuer's Floating Rate Class M Asset Backed Notes (the "Class M Notes" and together with the Class A Notes, the "Notes") are and will be subordinated to the rights of the Class A Notes as provided in the Indenture.

          Principal of the Notes will be payable on each Distribution Date to the extent funds are available therefor set forth in the Sale and Servicing Agreement and the Indenture. "Distribution Date" means the twenty-fifth day of each February, May, August and November, or, if any such date is not a Business Day, the next succeeding Business Day, commencing February 25, 2000.

          As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on its Final Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which (i) an Event of Default shall have occurred and be continuing and (ii) the Indenture Trustee or the Controlling Noteholders representing not less than a majority of the Outstanding Amount of the Controlling Notes shall have declared the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Notes of the same class shall be made pro rata to the holders of such Notes entitled thereto.

          Interest on the Notes will be payable on each Distribution Date on the principal amount outstanding of each Class of Notes until the principal amount thereof is paid in full, at a rate per annum equal to the Note Interest Rate for such Class of Notes; provided, however, that on any Distribution Date on which a Class M Interest Subordination Event exists, the amount of interest due and payable on the Class M Notes on such Distribution Date will be reduced by the amount of such interest applied to the Noteholders' Priority Principal Distribution Amount on such Distribution Date and the amount so deferred will be payable, together with interest thereon, on the first Distribution Date on which a Class M Interest Subordination Event no longer exists.

          The "Note Interest Rate" means, with respect to any Interest Period,
(x) in the case of the Class A-1 Notes, the interest rate per annum (computed on the basis of the actual number of days elapsed in the related Interest Period divided by 360) equal to the lesser of (i) Three-Month LIBOR plus 0.28% and (ii) the Student Loan Rate for such Interest Period, (y) in the case of the Class A-2 Notes, the interest rate per annum (computed on the basis of the actual number of days elapsed in the related Interest Period divided by 360) equal to the lesser of (i) Three-Month LIBOR plus 0.43% and (ii) the Student Loan Rate for such Interest Period, and (z) in the case of the Class M Notes, the interest rate per annum (computed on the basis of the actual number of days elapsed in the related Interest Period divided by 360) equal to the lesser of (i) Three-Month LIBOR plus 0.70% and (ii) the Student Loan Rate for such Interest Period.

          The "Student Loan Rate" means for any Class of Securities for any Interest Period will equal the product of (a) the quotient obtained by dividing
(i) 365 (or 366 in a leap year) by (ii) the actual number of days elapsed in such Interest Period and (b) the percentage equivalent of a fraction, (i) the numerator of which is equal to Expected Interest Collections for the Collection Period relating to such Interest Period less the Master Servicing Fees and the Administration Fee payable on the related Distribution Date and any Master Servicing Fees paid on the two preceding Monthly Servicing Payment Dates during the related Collection Period and (ii) the denominator of which is the outstanding principal balance of the Securities as of the first day of such Interest Period.

          Pursuant to the Sale and Servicing Agreement, the Administrator shall determine the Three-Month LIBOR for purposes of calculating the Note Interest Rates for each given Interest Period. "Three-Month LIBOR" means the London interbank offered rate for deposits in U.S. dollars having a maturity of three months commencing on the related LIBOR Determination Date (the "Index Maturity") which appears on Telerate Page 3750 (or such comparable page on another comparable service), as of 11:00 a.m., London time, on such LIBOR Determination Date. If such rate does not appear on Telerate Page 3750 (or such comparable page on another comparable service), the rate for that day will be determined on the basis of the rates at which deposits in U.S. dollars, having the Index Maturity and in a principal amount of not less than U.S. $1,000,000, are offered at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market by the Reference Banks. The Administrator will request the principal London office of each of such Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Administrator, at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in the U.S. dollars to leading European banks having the Index Maturity and in a principal amount equal to an amount of not less than U.S. $1,000,000; provided that if the banks selected as aforesaid are not quoting as mentioned in this sentence, Three-Month LIBOR in effect for the applicable Interest Period will be Three-Month LIBOR in effect for the previous Interest Period. For purposes of calculating Three-Month LIBOR, a Business Day is any day on which banks in London and New York City are open for the transaction of business. Interest due for any Interest Period will be determined based on the actual number of days in such Interest Period over a 360 day year.

          "Reference Bank" means a leading bank (i) engaged in transactions in Eurodollar deposits in the international Eurocurrency market, (ii) not controlling, controlled by or under common control with the Administrator and
(iii) having an established place of business in London.

          "LIBOR" Determination Date" means (x) with respect to each Interest Period other than the initial Interest Period, the second Business Day prior to the commencement of such Interest Period and (y) with respect to the initial Interest Period, as determined pursuant to clause (x) for the period from the Closing Date to but excluding November 26, 1999 and as determined on the second Business Day prior to November 26, 1999 for the period from November 26, 1999 to but excluding February 25, 2000. For purposes of this definition, a "Business Day" is any day on which banks in London and New York City are open for the transaction of business.

          Any Noteholders' Interest Index Carryover with respect to the Class A Notes that may exist on any Distribution Date attributable shall be payable to the holders of the Class A Notes, on a pro rata basis based on the amount of Noteholders' Interest Index Carryover then owing on the Class A Notes on that Distribution Date and any succeeding Distribution Dates solely out of the funds available and required to be applied thereto pursuant to the Sale and Servicing Agreement. Any Noteholders' Interest Index Carryover that may exist on any Distribution Date attributable to the Class M Notes shall be payable to the holders of the Class M Notes on that Distribution Date and any succeeding Distribution Date solely out of the funds available and required to be applied thereto pursuant to the Sale and Servicing Agreement.

          Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register on the Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency, unless Definitive Notes have been issued (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment, and the mailing of such check shall constitute payment of the amount thereof regardless of whether such check is returned undelivered. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Noteholder hereof as of the Record Date preceding such Distribution Date by notice mailed no later than five days prior to such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in the Borough of Manhattan, The City of New York.

          The Issuer shall pay interest on overdue installments of interest at the Note Interest Rate for this Note to the extent lawful.

          As provided in the Indenture, the Class A-1 Notes may be redeemed in part, on a pro rata basis among all the holders of such Notes, on the Distribution Date on which the Funding Period ends (or on the Distribution Date immediately following the last day of the Funding Period, if the Funding Period does not end on a Distribution Date) in the event that any amounts remain on deposit in the Pre-Funding Account after giving effect to all Additional Fundings, including any occurring on such Distribution Date.

          As provided in the Indenture, if as of the Special Determination Date, the Subsequent Pool Pre-Funded Amount is greater than $10,000,000, such amount will be distributed on the first Distribution Date thereafter to redeem each Class of Notes and prepay the Certificates on a pro rata basis, based on the initial principal balance of each Class of Notes and the Initial Certificate Balance; if such amount is $10,000,000 or less, it will be distributed on such Distribution Date only to the holders of the Class A-1 Notes to redeem such Class A-1 Notes.

          As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP (all in accordance with the Exchange Act), and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

          Each holder of the Notes or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Eligible Lender Trustee or the Indenture Trustee, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

          It is the intent of the Issuer, the Seller, the Administrator, the Master Servicer, the Noteholders and the Note Owners that, for purposes of Federal and State income tax and any other tax measured in whole or in part by income, this Note will qualify as indebtedness of the Issuer. The Noteholders and the Note Owners, by acceptance of this Note, agree to treat, and to take no action inconsistent with the treatment of, this Note for such tax purposes as indebtedness of the Issuer.

          Each holder of the Notes or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such holder of the Notes or Note Owner will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

          Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

          The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

          The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the holders of the Notes under the Indenture.

          The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

          THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

          Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither Bankers Trust Company in its individual capacity, Bank One, National Association, in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture; it being expressly understood that said covenants, obligations and indemnifications have been made by the Eligible Lender Trustee for the sole purposes of binding the interests of the Eligible Lender Trustee in the assets of the Issuer. The holder of the Notes by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the holder of the Notes shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; PROVIDED, HOWEVER, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee

_________________

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________

________________________________________________________________
                              (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  _____________

                                            ________________________________ */
                                                 Signature Guaranteed:


                                            ________________________________ */


------------------

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                  EXHIBIT A-2
                                                             TO THE INDENTURE

                            [FORM OF CLASS A-2 NOTE]

                       SEE REVERSE FOR CERTAIN DEFINITIONS



          Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer (as defined below) or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

          THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH IN THE INDENTURE AND THE SALE AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. THIS NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.

REGISTERED                                                         CUSIP NO.
$__________ 1/

No.

                        KEYCORP STUDENT LOAN TRUST 1999-B

                   FLOATING RATE CLASS A-2 ASSET BACKED NOTES

          KeyCorp Student Loan Trust 1999-B, a trust organized and existing under the laws of the State of New York (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of DOLLARS no later than on the August 2027 Distribution Date (the "Final Maturity Date").


----------------------------
1/   Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

          The Issuer will pay interest on this Note at the rate per annum equal to the Note Interest Rate (as defined on the reverse hereof) for the Class A-2 Notes, on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in Section 3.01 of the Indenture. Interest on this Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from the Closing Date. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

          The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

          Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile, as of the date set forth below.


                              KEYCORP STUDENT LOAN TRUST 1999-B

                              By: BANK ONE, NATIONAL ASSOCIATION, not in its individual capacity but solely as Eligible Lender Trustee under the Trust Agreement,


                              By:
                                  --------------------------------
                                      Authorized Signatory


Date: September 30, 1999


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


          This is one of the Notes designated above and referred to in the within-mentioned Indenture.


                              BANKERS TRUST COMPANY, not in its individual capacity but solely as Indenture Trustee,


                              By:
                                 ---------------------------------
                                    Authorized Signatory



Date: September 30, 1999

                                [REVERSE OF NOTE]

          This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Floating Rate Class A-2 Asset Backed Notes (herein called the "Class A-2 Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the holders of the Notes. The Class A-2 Notes are subject to all terms of the Indenture. Capitalized but undefined terms shall have the meanings set forth in the Indenture dated as of September 1, 1999 between KeyCorp Student Loan Trust 1999-B and Bankers Trust Company as Trustee including Appendix A to the Indenture.

          The Class A-2 Notes and the Issuer's Floating Rate Class A-1 Asset Backed Notes (the "Class A-1 Notes" and together with the Class A-2 Notes, the "Class A Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The rights of the Issuer's Floating Rate Class M Asset Backed Notes (the "Class M Notes" and together with the Class A Notes, the "Notes") are and will be subordinated to the rights of the Class A Notes as provided in the Indenture.

          Principal of the Notes will be payable on each Distribution Date to the extent funds are available therefor set forth in the Sale and Servicing Agreement and the Indenture. "Distribution Date" means the twenty-fifth day of each February, May, August and November, or, if any such date is not a Business Day, the next succeeding Business Day, commencing February 25, 2000.

          As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on its Final Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which (i) an Event of Default shall have occurred and be continuing and (ii) the Indenture Trustee or the Controlling Noteholders representing not less than a majority of the Outstanding Amount of the Controlling Notes shall have declared the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Notes of the same class shall be made pro rata to the holders of such Notes entitled thereto.

          Interest on the Notes will be payable on each Distribution Date on the principal amount outstanding of each Class of Notes until the principal amount thereof is paid in full, at a rate per annum equal to the Note Interest Rate for such Class of Notes; provided, however, that on any Distribution Date on which a Class M Interest Subordination Event exists, the amount of interest due and payable on the Class M Notes on such Distribution Date will be reduced by the amount of such interest applied to the Noteholders' Priority Principal Distribution Amount on such Distribution Date and the amount so deferred will be payable, together with interest thereon, on the first Distribution Date on which a Class M Interest Subordination Event no longer exists.

          The "Note Interest Rate" means, with respect to any Interest Period,
(x) in the case of the Class A-1 Notes, the interest rate per annum (computed on the basis of the actual number of days elapsed in the related Interest Period divided by 360) equal to the lesser of (i) Three-Month LIBOR plus 0.28% and (ii) the Student Loan Rate for such Interest Period, (y) in the case of the Class A-2 Notes, the interest rate per annum (computed on the basis of the actual number of days elapsed in the related Interest Period divided by 360) equal to the lesser of (i) Three Monthly LIBOR plus 0.43% and (ii) the Student Loan Rate for such Interest Period, and (z) in the case of the Class M Notes, the interest rate per annum (computed on the basis of the actual number of days elapsed in the related Interest Period divided by 360) equal to the lesser of (i) Three-Month LIBOR plus 0.70% and (ii) the Student Loan Rate for such Interest Period.

          The "Student Loan Rate" means for any Class of Securities for any Interest Period will equal the product of (a) the quotient obtained by dividing
(i) 365 (or 366 in a leap year) by (ii) the actual number of days elapsed in such Interest Period and (b) the percentage equivalent of a fraction, (i) the numerator of which is equal to Expected Interest Collections for the Collection Period relating to such Interest Period less the Master Servicing Fees and the Administration Fee payable on the related Distribution Date and any Master Servicing Fees paid on the two preceding Monthly Servicing Payment Dates during the related Collection Period and (ii) the denominator of which is the outstanding principal balance of the Securities as of the first day of such Interest Period.

          Pursuant to the Sale and Servicing Agreement, the Administrator shall determine the Three-Month LIBOR for purposes of calculating the Note Interest Rates for each given Interest Period. "Three-Month LIBOR" means the London interbank offered rate for deposits in U.S. dollars having a maturity of three months commencing on the related LIBOR Determination Date (the "Index Maturity") which appears on Telerate Page 3750 (or such comparable page on another comparable service), as of 11:00 a.m., London time, on such LIBOR Determination Date. If such rate does not appear on Telerate Page 3750 (or such comparable page on another comparable service), the rate for that day will be determined on the basis of the rates at which deposits in U.S. dollars, having the Index Maturity and in a principal amount of not less than U.S. $1,000,000, are offered at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market by the Reference Banks. The Administrator will request the principal London office of each of such Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Administrator, at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in the U.S. dollars to leading European banks having the Index Maturity and in a principal amount equal to an amount of not less than U.S. $1,000,000; provided that if the banks selected as aforesaid are not quoting as mentioned in this sentence, Three-Month LIBOR in effect for the applicable Interest Period will be Three-Month LIBOR in effect for the previous Interest Period.

          "Reference Bank" means a leading bank (i) engaged in transactions in Eurodollar deposits in the international Eurocurrency market, (ii) not controlling, controlled by or under common control with the Administrator and
(iii) having an established place of business in London.

          "LIBOR" Determination Date" means (x) with respect to each Interest Period other than the initial Interest Period, the second Business Day prior to the commencement of such Interest Period and (y) with respect to the initial Interest Period, as determined pursuant to clause (x) for the period from the Closing Date to but excluding November 26, 1999 and as determined on the second Business Day prior to November 26, 1999 for the period from November 26 1999 to but excluding February 25, 2000. For purposes of this definition, a "Business Day" is any day on which Banks in London and New York City are open for the transaction of business.

          Any Noteholders' Interest Index Carryover with respect to the Class A Notes that may exist on any Distribution Date attributable shall be payable to the holders of the Class A Notes, on a pro rata basis based on the amount of Noteholders' Interest Index Carryover then owing on the Class A Notes on that Distribution Date and any succeeding Distribution Dates solely out of the funds available and required to be applied thereto pursuant to the Sale and Servicing Agreement. Any Noteholders' Interest Index Carryover that may exist on any Distribution Date attributable to the Class M Notes shall be payable to the holders of the Class M Notes on that Distribution Date and any succeeding Distribution Date solely out of the funds available and required to be applied thereto pursuant to the Sale and Servicing Agreement.

          Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register on the Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency, unless Definitive Notes have been issued (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment, and the mailing of such check shall constitute payment of the amount thereof regardless of whether such check is returned undelivered. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Noteholder hereof as of the Record Date preceding such Distribution Date by notice mailed no later than five days prior to such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in the Borough of Manhattan, The City of New York.

          The Issuer shall pay interest on overdue installments of interest at the Note Interest Rate for this Note to the extent lawful.

          As provided in the Indenture, if as of the Special Determination Date, the Subsequent Pool Pre-Funded Amount is greater than $10,000,000, such amount will be distributed on the first Distribution Date thereafter to redeem each Class of Notes and prepay the Certificates on a pro rata basis, based on the initial principal balance of each Class of Notes and the Initial Certificate Balance; if such amount is $10,000,000 or less, it will be distributed on such Distribution Date only to the holders of the Class A-1 Notes to redeem such Class A-1 Notes.

          As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP (all in accordance with the Exchange Act), and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

          Each holder of the Notes or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Eligible Lender Trustee or the Indenture Trustee, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

          It is the intent of the Issuer, the Seller, the Administrator, the Master Servicer, the Noteholders and the Note Owners that, for purposes of Federal and State income tax and any other tax measured in whole or in part by income, this Note will qualify as indebtedness of the Issuer. The Noteholders and the Note Owners, by acceptance of this Note, agree to treat, and to take no action inconsistent with the treatment of, this Note for such tax purposes as indebtedness of the Issuer.

          Each holder of the Notes or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such holder of the Notes or Note Owner will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

          Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

          The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

          The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the holders of the Notes under the Indenture.

          The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

          THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

          Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither Bankers Trust Company in its individual capacity, Bank One, National Association, in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture; it being expressly understood that said covenants, obligations and indemnifications have been made by the Eligible Lender Trustee for the sole purposes of binding the interests of the Eligible Lender Trustee in the assets of the Issuer. The holder of the Notes by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the holder of the Notes shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; PROVIDED, HOWEVER, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee

______________________

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________

__________________________________________________________________
                              (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  _____________

                                            ________________________________ */
                                                 Signature Guaranteed:



                                            ________________________________ */


------------------

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                   EXHIBIT A-3
                                                              TO THE INDENTURE

                             [FORM OF CLASS M NOTE]

                       SEE REVERSE FOR CERTAIN DEFINITIONS


          Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer (as defined below) or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

          THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH IN THE INDENTURE AND THE SALE AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. THIS NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.

REGISTERED                                                          CUSIP NO.
$__________ 1/

No.

                        KEYCORP STUDENT LOAN TRUST 1999-B

                    FLOATING RATE CLASS M ASSET BACKED NOTES

          KeyCorp Student Loan Trust 1999-B, a trust organized and existing under the laws of the State of New York (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of DOLLARS no later than on the August 2029 Distribution Date (the "Final Maturity Date").


--------------------
1/  Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

          The Issuer will pay interest on this Note at the rate per annum equal to the Note Interest Rate (as defined on the reverse hereof) for the Class M Notes, on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in Section 3.01 of the Indenture. Interest on this Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from the Closing Date. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

          The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

          Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile, as of the date set forth below.

                              KEYCORP STUDENT LOAN TRUST 1999-B

                              By: BANK ONE, NATIONAL ASSOCIATION, not in its individual capacity but solely as Eligible Lender Trustee under the Trust Agreement,


                              By:
                                  -----------------------------------
                                       Authorized Signatory



Date: September 30, 1999


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


          This is one of the Notes designated above and referred to in the within-mentioned Indenture.


                              BANKERS TRUST COMPANY, not in its individual capacity but solely as Indenture Trustee,


                              By:
                                 --------------------------------
                                      Authorized Signatory



Date: September 30, 1999

                                [REVERSE OF NOTE]

          This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Floating Rate Class M Asset Backed Notes (herein called the "Class M Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the holders of the Notes. The Class M Notes are subject to all terms of the Indenture. Capitalized but undefined terms shall have the meanings set forth in the Indenture dated as of September 1, 1999 between KeyCorp Student Loan Trust 1999-B and Bankers Trust Company as Trustee including Appendix A to the Indenture.

          The Issuer's Floating Rate Class A-1 Asset Backed Notes (the "Class A-1 Notes") and the Issuer's Floating Rate Class A-2 Asset Backed Notes (the "Class A-2 Notes" and together with the Class A-1 Notes, the "Class A Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The rights of the Class M Notes (collectively, the Class M Notes and the Class A Notes are referred to as, the "Notes") are and will be subordinated to the rights of the Class A Notes as provided in the Indenture..

          Principal of the Notes will be payable on each Distribution Date to the extent funds are available therefor set forth in the Sale and Servicing Agreement and the Indenture. "Distribution Date" means the twenty-fifth day of each February, May, August and November, or, if any such date is not a Business Day, the next succeeding Business Day, commencing February 25, 2000.

          As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on its Final Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which (i) an Event of Default shall have occurred and be continuing and (ii) the Indenture Trustee or the Controlling Noteholders representing not less than a majority of the Outstanding Amount of the Controlling Notes shall have declared the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Notes of the same class shall be made pro rata to the holders of such Notes entitled thereto.

          Interest on the Notes will be payable on each Distribution Date on the principal amount outstanding of each Class of Notes until the principal amount thereof is paid in full, at a rate per annum equal to the Note Interest Rate for such Class of Notes; provided, however, that on any Distribution Date on which a Class M Interest Subordination Event exists, the amount of interest due and payable on the Class M Notes on such Distribution Date will be reduced by the amount of such interest applied to the Noteholders' Priority Principal Distribution Amount on such Distribution Date and the amount so deferred will be payable, together with interest thereon, on the first Distribution Date on which a Class M Interest Subordination Event no longer exists.

          The "Note Interest Rate" means, with respect to any Interest Period,
(x) in the case of the Class A-1 Notes, the interest rate per annum (computed on the basis of the actual number of days elapsed in the related Interest Period divided by 360) equal to the lesser of (i) Three-Month LIBOR plus 0.28% and (ii) the Student Loan Rate for such Interest Period, (y) in the case of the Class A-2 Notes, the interest rate per annum (computed on the basis of the actual number of days elapsed in the related Interest Period divided by 360) equal to the lesser of (i) Three-Month LIBOR plus 0.43% and (ii) the Student Loan Rate for such Interest Period, and (z) in the case of the Class M Notes, the interest rate per annum (computed on the basis of the actual number of days elapsed in the related Interest Period divided by 360) equal to the lesser of (i) Three-Month LIBOR plus 0.70% and (ii) the Student Loan Rate for such Interest Period.

          The "Student Loan Rate" means for any Class of Securities for any Interest Period will equal the product of (a) the quotient obtained by dividing
(i) 365 (or 366 in a leap year) by (ii) the actual number of days elapsed in such Interest Period and (b) the percentage equivalent of a fraction, (i) the numerator of which is equal to Expected Interest Collections for the Collection Period relating to such Interest Period less the Master Servicing Fees and the Administration Fee payable on the related Distribution Date and any Master Servicing Fees paid on the two preceding Monthly Servicing Payment Dates during the related Collection Period and (ii) the denominator of which is the outstanding principal balance of the Securities as of the first day of such Interest Period.

          Pursuant to the Sale and Servicing Agreement, the Administrator shall determine the Three-Month LIBOR for purposes of calculating the Note Interest Rates for each given Interest Period. "Three-Month LIBOR" means the London interbank offered rate for deposits in U.S. dollars having a maturity of three months commencing on the related LIBOR Determination Date (the "Index Maturity") which appears on Telerate Page 3750 (or such comparable page on another comparable service), as of 11:00 a.m., London time, on such LIBOR Determination Date. If such rate does not appear on Telerate Page 3750 (or such comparable page on another comparable service), the rate for that day will be determined on the basis of the rates at which deposits in U.S. dollars, having the Index Maturity and in a principal amount of not less than U.S. $1,000,000, are offered at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market by the Reference Banks. The Administrator will request the principal London office of each of such Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Administrator, at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in the U.S. dollars to leading European banks having the Index Maturity and in a principal amount equal to an amount of not less than U.S. $1,000,000; provided that if the banks selected as aforesaid are not quoting as mentioned in this sentence, Three-Month LIBOR in effect for the applicable Interest Period will be Three-Month LIBOR in effect for the previous Interest Period.

          "Reference Bank" means a leading bank (i) engaged in transactions in Eurodollar deposits in the international Eurocurrency market, (ii) not controlling, controlled by or under common control with the Administrator and
(iii) having an established place of business in London.

          "LIBOR" Determination Date" means (x) with respect to each Interest Period other than the initial Interest Period, the second Business Day prior to the commencement of such Interest Period and (y) with respect to the initial Interest Period, as determined pursuant to clause (x) for the period from the Closing Date to but excluding November 26, 1999 and as determined on the second Business Day prior to November 26, 1999 for the period from November 26 1999 to but excluding February 25, 2000. For purposes of this definition, a "Business Day" is any day on which Banks in London and New York City are open for the transaction of business.

          Any Noteholders' Interest Index Carryover with respect to the Class A Notes that may exist on any Distribution Date attributable shall be payable to the holders of the Class A Notes, on a pro rata basis based on the amount of Noteholders' Interest Index Carryover then owing on the Class A Notes on that Distribution Date and any succeeding Distribution Dates solely out of the funds available and required to be applied thereto pursuant to the Sale and Servicing Agreement. Any Noteholders' Interest Index Carryover that may exist on any Distribution Date attributable to the Class M Notes shall be payable to the holders of the Class M Notes on that Distribution Date and any succeeding Distribution Date solely out of the funds available and required to be applied thereto pursuant to the Sale and Servicing Agreement.

          Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register on the Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency, unless Definitive Notes have been issued (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment, and the mailing of such check shall constitute payment of the amount thereof regardless of whether such check is returned undelivered. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Noteholder hereof as of the Record Date preceding such Distribution Date by notice mailed no later than five days prior to such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in the Borough of Manhattan, The City of New York.

          The Issuer shall pay interest on overdue installments of interest at the Note Interest Rate for this Note to the extent lawful.

          As provided in the Indenture, if as of the Special Determination Date, the Subsequent Pool Pre-Funded Amount is greater than $10,000,000, such amount will be distributed on the first Distribution Date thereafter to redeem each Class of Notes and prepay the Certificates on a pro rata basis, based on the initial principal balance of each Class of Notes and the Initial Certificate Balance; if such amount is $10,000,000 or less, it will be distributed on such Distribution Date only to the holders of the Class A-1 Notes to redeem such Class A-1 Notes.

          As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP (all in accordance with the Exchange Act), and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

          Each holder of the Notes or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Eligible Lender Trustee or the Indenture Trustee, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

          It is the intent of the Issuer, the Seller, the Administrator, the Master Servicer, the Noteholders and the Note Owners that, for purposes of Federal and State income tax and any other tax measured in whole or in part by income, this Note will qualify as indebtedness of the Issuer. The Noteholders and the Note Owners, by acceptance of this Note, agree to treat, and to take no action inconsistent with the treatment of, this Note for such tax purposes as indebtedness of the Issuer.

          Each holder of the Notes or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such holder of the Notes or Note Owner will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

          Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

          The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

          The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the holders of the Notes under the Indenture.

          The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

          THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

          Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither Bankers Trust Company in its individual capacity, Bank One, National Association, in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture; it being expressly understood that said covenants, obligations and indemnifications have been made by the Eligible Lender Trustee for the sole purposes of binding the interests of the Eligible Lender Trustee in the assets of the Issuer. The holder of the Notes by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the holder of the Notes shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; PROVIDED, HOWEVER, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

          DEFAULT IN THE PAYMENT OF INTEREST ON A CLASS M NOTE IS NOT AN EVENT OF DEFAULT UNDER THE INDENTURE SO LONG AS ANY CLASS A NOTES ARE OUTSTANDING. BY ACCEPTANCE OF THIS CLASS M NOTE OR ANY BENEFICIAL INTEREST HEREIN, YOU ARE DEEMED TO HAVE CONSENTED TO THE DELAY IN PAYMENT OF INTEREST ON SUCH CLASS M NOTE AND WAIVED YOUR RIGHTS TO INSTITUTE SUIT FOR ENFORCEMENT OF ANY SUCH PAYMENT TO THE EXTENT DESCRIBED IN THE INDENTURE.

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee

________________________

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________

________________________________________________________________
                              (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  _____________

                                            ________________________________ */
                                                 Signature Guaranteed:



                                            ________________________________ */



------------------

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.